   Driehaus Mutual Funds

   Trustees & Officers

   Richard H. Driehaus
   Chairman of the Board & President
   Francis J. Harmon
   Trustee
   Robert F. Moyer
   Senior Vice President & Trustee
   A.R. Umans
   Trustee
   Daniel Zemanek
   Trustee
   William R. Andersen
   Vice President
   Diane L. Wallace
   Vice President & Treasurer
   Mary H. Weiss
   Vice President & Secretary
   Dusko Culafic
   Assistant Treasurer
   Jennifer L. Billingsley
   Assistant Secretary

   Investment Advisor
   Driehaus Capital Management, Inc.
   25 East Erie Street
   Chicago, IL 60611

   Distributor
   Driehaus Securities Corporation
   25 East Erie Street
   Chicago, IL 60611

   Administrator & Transfer Agent
   PFPC Inc.
   103 Bellevue Parkway
   Wilmington, DE 19809

   Custodian
   The Chase Manhattan Bank
   3 Chase MetroTech Center
   Brooklyn, NY 11245
                                              SEMI-ANNUAL REPORT TO SHAREHOLDERS
                                                                   JUNE 30, 2000

                                      LOGO

DRIEHAUS INTERNATIONAL GROWTH FUND

DRIEHAUS INTERNATIONAL DISCOVERY FUND

DRIEHAUS EUROPEAN OPPORTUNITY FUND

DRIEHAUS ASIA PACIFIC GROWTH FUND

DRIEHAUS EMERGING MARKETS GROWTH FUND

                             Distributed by:
                     DRIEHAUS SECURITIES CORPORATION

This report has been prepared for the shareholders of the Funds and is not an offering to sell or buy any Fund securities. Such offering is only made by the Funds' prospectus.

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

Driehaus International Growth Fund
           Portfolio Manager's Letter.......................    1
           Schedule of Investments..........................    4

Driehaus International Discovery Fund
           Portfolio Managers' Letter.......................   12
           Schedule of Investments..........................   15

Driehaus European Opportunity Fund
           Portfolio Manager's Letter.......................   22
           Schedule of Investments..........................   25

Driehaus Asia Pacific Growth Fund
           Portfolio Manager's Letter.......................   32
           Schedule of Investments..........................   35

Driehaus Emerging Markets Growth Fund
           Portfolio Manager's Letter.......................   41
           Schedule of Investments..........................   44

Each Fund section includes:
           Schedule of Investments by Industry
           Statement of Assets and Liabilities
           Statement of Operations
           Statement of Changes in Net Assets
           Financial Highlights

Notes to Financial Statements...............................   52

                                              SEMI-ANNUAL REPORT TO SHAREHOLDERS
                                                                   JUNE 30, 2000

    Investment Philosophy:
    The Adviser seeks to achieve superior investment returns primarily by investing in companies outside the U.S. that are currently demonstrating rapid growth in their sales and earnings and which, in our judgement, have the ability to continue or accelerate their growth rates in the future. The Adviser manages the portfolios actively (above average turnover) to insure that the Funds are fully invested, under appropriate market conditions, in companies that meet these criteria. Investors should note that investments in overseas markets can pose more risks than U.S. investments, and the Funds' share prices are expected to be more volatile than that of U.S.-only funds. In addition, the Funds' returns will fluctuate with changes in stock market conditions, currency values, interest rates, foreign government regulations, and economic and political conditions in countries in which the Funds invest. These risks are generally greater when investing in emerging markets.

    DRIEHAUS INTERNATIONAL GROWTH FUND

    DRIEHAUS INTERNATIONAL DISCOVERY FUND

    DRIEHAUS EUROPEAN OPPORTUNITY FUND

     DRIEHAUS ASIA PACIFIC GROWTH FUND

    DRIEHAUS EMERGING MARKETS GROWTH FUND

--------------------------------------------------------------------------------
        DRIEHAUS INTERNATIONAL GROWTH FUND - PORTFOLIO MANAGER'S LETTER
--------------------------------------------------------------------------------

Dear Fellow Shareholders:

    For the period January 1, 2000, through June 30, 2000, the Driehaus International Growth Fund returned -10.32%. This compares with a return of -4.06% for the Morgan Stanley Capital International Europe, Australia, Far East
(EAFE) Index and -4.11% for the Lipper International Fund Index for the first half of 2000. For the six-month period, the Driehaus International Growth Fund ranked 612th among the 703 funds in its Lipper International Fund peer group.(1)

    In recognition of the fund's three-year performance, the fund received a Morningstar rating of five stars, representing the fund's overall rating among 701 international equity funds as of June 30, 2000.(2)

    June 30, 2000, also marked the completion of 10 years of performance for the Driehaus International Growth Fund. Over this 10-year period, the fund returned 19.91% annualized, compared with the Morgan Stanley Capital International EAFE Index's 7.95% and the Lipper International Fund Index's 9.90%.(3) The fund's performance was achieved during quite an amazing period in terms of global financial events. While the overall environment was one of generally rising prices, the past 10 years also encompassed an unusual number of crises and financial scares: the Japanese financial crisis of the early 90s; the emerging markets crisis of 1994; the Asian crisis of 1997; the global economic crisis of 1998; and the technology meltdown of 2000. By adhering to our strategy of remaining fully invested in rapidly growing companies worldwide, we navigated this period with superior returns as compared to other international mutual funds.

    The most recent six-month period began with a continuation of the accelerated share price appreciation seen during the fourth quarter of 1999. By early March, this had brought the valuations of growth company shares to unsustainable levels. A major correction, most notably in technology, media, and telecommunications shares, followed, adversely affecting many of the sectors where we held positions. While we reduced our holdings in these areas, many of the outstanding growth companies we favor are found in these sectors, and we did not totally eliminate our exposure.

    From our perspective, the indices of growth shares appear to have bottomed out in late May. Since that time, the markets have been stronger, with increasing volume on positive -- rather than negative -- days, improved performance from individual stocks, and emerging leadership from several new groups. In this environment, we have focused on exciting areas such as fiber optics, healthcare, and energy.

    The fiber optics area is currently benefiting from the major investments in Internet infrastructure over the past few years, which created increased consumer demand for higher bandwidth as a necessary part of the next step in broadband communications. Previously used to carry long-distance traffic, fiber optic networks are now being built to carry information directly into consumers' homes, which has geometrically increased the demand for fiber optic equipment. Our primary approach to this area is through investments in the makers of cable, switches, testers, wave-division multiplexers, and other fiber optic equipment in Europe, Canada, and Japan. In Japan, many of these companies receive the bulk of their revenues from so-called "old economy" products, but up to 50% of their earnings now come from their fiber optics business.

    Another group that appears to be among the emerging market leaders is the healthcare sector, where we have seen strong performance from pharmaceuticals shares. Our holdings in this sector include a number of fast-growing European companies that are ready to debut new pharmaceutical products, such as Serono SA, Elan Corp. PLC, Shire Pharmaceuticals Group PLC, and Schering AG. In addition to burgeoning new product pipelines, favorable trends in the pharmaceuticals area include the recent completion of the mapping of the human genome, which should lead to a massive increase in drug development efforts, and consolidation in the European pharmaceutical market, which should reduce the companies' research and development costs. In addition, pharmaceutical companies are ultimately considered defensive holdings because they are largely immune to the effects of any potential global economic slowdown.

    In energy, we anticipate significant appreciation in the second half as well as additional earnings recovery. Several of our current holdings involve emerging market companies that offer strong growth profiles and valuations much below those of their international peers.

    Overall, we are more positive on global markets now than we were before the decline, which removed some of the extreme valuations, and we believe our portfolio is poised to benefit from this environment. We believe many growth stocks are now more reasonably valued and we are optimistic about a new rise in the market.

Sincerely,

William R Anderson
William R. Andersen
Portfolio Manager
August 24, 2000

---------------

(1) The fund's total return for the six-month period ending June 30, 2000, was ranked number 612 out of the 703 funds by Lipper Analytical Services, Inc. in the Lipper International Fund category.

(2) Morningstar proprietary ratings on U.S.-domiciled funds reflect risk-adjusted performance through June 30, 2000. Past performance does not guarantee future returns. The overall Morningstar rating is a weighted average of the fund's three-, five-, and 10-year (if applicable) performance. Subject to change every month, ratings are calculated from the fund's three-, five-, and ten-year (when available) average annual total returns in excess of 90-day Treasury bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-bill returns. The top 10% of the funds in an investment category receive five stars, the next 22.5% receive four stars, and the next 35% receive three stars; the next 22.5% receive two stars; and the bottom 10% receive one star. The fund was rated exclusively against U.S.-domiciled funds. For the three-year period ended June 30, 2000, the Driehaus International Growth Fund received 5 stars among 701 international equity funds. The fund also received an overall rating of 5 stars.

(3) The Driehaus International Growth Fund performance data includes the performance of the Driehaus International Large Cap Fund, L.P. (the "Partnership"), the Fund's predecessor, for the periods before the Fund's registration statement became effective. The Partnership, which was established on July 1, 1990, was managed following substantially the same objective, policies, and philosophies as are currently followed by the Driehaus International Growth Fund, successor to the Partnership's assets on October 28, 1996. The Partnership was not registered under the Investment Company Act of 1940 ("1940 Act") and thus was not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the Partnership had been registered under the 1940 Act, its performance may have been adversely affected. The Partnership's performance has been restated to reflect estimated expenses of the Fund.

                       DRIEHAUS INTERNATIONAL GROWTH FUND
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/00
--------------------------------------------------------------------------------

                                                 DRIEHAUS INTERNATIONAL        MSCI             LIPPER
                                                      GROWTH FUND              EAFE          INTERNATIONAL
                                                        (DRIGX)               INDEX           FUND INDEX
                                                 ----------------------       -----          -------------
  One Year                                               58.15%               17.16%            23.63%
  Three Years                                            25.97%               10.18%            11.91%
  Five Years                                             26.99%               11.33%            14.43%
  Ten Years                                              19.91%                7.95%             9.90%
  Since Inception (7/1/90 -- 6/30/00)                    19.91%                7.95%             9.90%

    Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

                                                                DRIGX                MSCI EAFE Index
Jul 1990                                                    100000.00                      100000.00
                                                             86601.00                       78801.00
Dec 1990                                                     89755.00                       87099.00
                                                            102746.00                       93573.00
                                                            105643.00                       88467.00
                                                            105259.00                       96051.00
Dec 1991                                                    109228.00                       97661.00
                                                            117111.00                       86071.00
                                                            126030.00                       87891.00
                                                            118282.00                       89216.00
Dec 1992                                                    118606.00                       85773.00
                                                            135240.00                       96054.00
                                                            142834.00                      105716.00
                                                            163373.00                      112727.00
Dec 1993                                                    206030.00                      113701.00
                                                            175484.00                      117676.00
                                                            170382.00                      123688.00
                                                            190949.00                      123808.00
Dec 1994                                                    177981.00                      122545.00
                                                            169343.00                      124827.00
                                                            186111.00                      125734.00
                                                            207588.00                      130976.00
Dec 1995                                                    210166.00                      136279.00
                                                            239371.00                      140217.00
                                                            268940.00                      142436.00
                                                            253440.00                      142257.00
Dec 1996                                                    261596.00                      144520.00
                                                            270985.00                      142257.00
                                                            307522.00                      160718.00
                                                            320208.00                      159586.00
Dec 1997                                                    299239.00                      147090.00
                                                            368797.00                      168726.00
                                                            404569.00                      170518.00
                                                            327062.00                      146280.00
Dec 1998                                                    344570.00                      176503.00
                                                            353222.00                      178958.00
                                                            388723.00                      183506.00
                                                            411993.00                      191559.00
Dec 1999                                                    685472.00                      224096.00
                                                            709479.00                      223860.00
Jun 2000                                                    614752.00                      214992.00

                                                    Lipper International Fund Index
Jul 1990                                                                  100000.00
                                                                           81729.00
Dec 1990                                                                   85405.00
                                                                           91999.00
                                                                           89596.00
                                                                           95356.00
Dec 1991                                                                   96654.00
                                                                           94687.00
                                                                           98947.00
                                                                           93676.00
Dec 1992                                                                   92514.00
                                                                          100444.00
                                                                          105962.00
                                                                          116121.00
Dec 1993                                                                  128763.00
                                                                          127382.00
                                                                          128499.00
                                                                          133501.00
Dec 1994                                                                  127815.00
                                                                          124638.00
                                                                          130987.00
                                                                          138125.00
Dec 1995                                                                  140625.00
                                                                          146824.00
                                                                          152817.00
                                                                          152934.00
Dec 1996                                                                  160915.00
                                                                          164901.00
                                                                          183358.00
                                                                          186871.00
Dec 1997                                                                  172578.00
                                                                          198181.00
                                                                          199863.00
                                                                          168329.00
Dec 1998                                                                  194428.00
                                                                          196919.00
                                                                          207850.00
                                                                          214857.00
Dec 1999                                                                  267988.00
                                                                          269645.00
Jun 2000                                                                  256972.00

    The Driehaus International Growth Fund (the "Fund" or "DRIGX") performance data shown above includes the performance of the Driehaus International Large Cap Fund, L.P. (the "Partnership"), the Fund's predecessor, for the periods before the Fund's registration statement became effective. The Partnership was established on July 1, 1990 and the Fund succeeded to the Partnership's assets on October 28, 1996. The Partnership was not registered under the Investment Company Act of 1940 and thus was not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the Partnership had been registered under the 1940 Act, its performance may have been adversely affected. The Partnership's performance has been restated to reflect the expenses of the Fund.

    Performance data presented measures change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

    The graph compares the results of a $100,000 investment in the Fund since July 1, 1990, (the date of the Partnership's inception), with all dividends and capital gains reinvested, with the Morgan Stanley Capital International (MSCI) Europe, Australia and Far East (EAFE) Index with dividends reinvested and the Lipper International Fund Index with dividends reinvested for the same period.

    The MSCI EAFE Index is a widely recognized benchmark of non-U.S. stock markets. It is an unmanaged index composed of a sample of companies representative of the market structure of 20 European and Pacific Basin countries. Data is in U.S. dollars. Source: Morgan Stanley Capital International.

    The Lipper International Fund Index is an equally weighted managed index of the 30 largest qualifying international funds that invest in securities with primary trading markets outside of the United States. Data is in U.S. dollars.
Source: Lipper Analytical Services.

--------------------------------------------------------------------------------
                       DRIEHAUS INTERNATIONAL GROWTH FUND
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2000
                                  (UNAUDITED)
--------------------------------------------------------------------------------

                                   Number        Market
                                     of          Value
                                   Shares       (Note A)
----------------------------------------------------------
EQUITY SECURITIES -- 97.1%
----------------------------------------------------------
EUROPE -- 47.3%
  UNITED KINGDOM -- 13.5%
    Amvescap PLC................    533,855   $  8,566,953
    Bookham Technology PLC**....     49,355      2,873,675
    Bookham Technology PLC --
      ADR**.....................     47,904      2,838,312
    Celltech Group PLC**........    214,514      4,156,835
    COLT Telecom Group PLC**....     48,165      1,604,174
    Energis PLC**...............     89,800      3,368,797
    Enterprise Oil PLC..........  1,103,000      9,313,486
    Marconi PLC.................    416,295      5,419,969
    Nycomed Amersham PLC**......    148,560      1,475,377
    Pace Micro Technology PLC...    444,830      6,431,239
    Shire Pharmaceuticals Group
      PLC**.....................     33,400        578,455
    Shire Pharmaceuticals Group
      PLC -- ADR**..............    171,204      8,881,208
                                              ------------
                                                55,508,480
                                              ------------
  FRANCE -- 8.8%
    Alcatel**...................    191,395     12,604,329
    Castorama Dubois
      Investissement SA.........     12,910      3,205,224
    STMicroelectronics NV**.....    112,496      7,117,270
    STMicroelectronics NV --
      ADR**.....................     10,295        660,810
    Thomson Multimedia**........     69,604      4,523,726
    Total Fina Elf SA...........     51,070      7,862,195
                                              ------------
                                                35,973,554
                                              ------------
  GERMANY -- 7.8%
    Epcos AG**..................     28,715      2,923,249
    Infineon Technologies
      AG**......................    123,495     10,109,733
    Intershop Communications
      AG**......................     10,830      4,972,747
    Marschollek, Lautenschlaeger
      and Partner AG............        490        205,732
    Schering AG.................     85,010      4,648,984
    Singulus Technologies
      AG**......................    151,450      9,262,375
                                              ------------
                                                32,122,820
                                              ------------
  NETHERLANDS -- 6.7%
    ASM Lithography Holding
      NV**......................     82,230      3,548,691
    ASM Lithography Holding
      NV -- ADR**...............     27,751      1,224,513
    Fox Kids Europe NV**........    202,650      3,205,258
    IHC Caland NV...............      6,595        322,417
    Koninklijke Ahold NV........    281,945      8,332,404
    Koninklijke Numico NV.......    106,124      5,055,946
    Koninklijke Philips
      Electronics NV............     90,170      4,283,075
    United Pan-Europe
      Communications NV**.......     59,025      1,549,746
                                              ------------
                                                27,522,050
                                              ------------

----------------------------------------------------------
                                   Number        Market
                                     of          Value
                                   Shares       (Note A)
  SWITZERLAND -- 2.5%
    Adecco SA...................      7,600   $  6,477,950
    Serono SA -- B**............      4,790      4,006,224
                                              ------------
                                                10,484,174
                                              ------------
  SPAIN -- 1.9%
    Altadis SA..................    518,030      7,989,937
                                              ------------
  ITALY -- 1.5%
    Bulgari SpA.................    458,650      6,155,196
                                              ------------
  IRELAND -- 1.4%
    Elan Corp. PLC -- ADR**.....    121,640      5,891,938
                                              ------------
  RUSSIA -- 1.4%
    LUKoil Holdings -- ADR......    435,995      5,572,016
    Novosibirsk Telephone**.....      4,000         80,000
                                              ------------
                                                 5,652,016
                                              ------------
  FINLAND -- 0.9%
    Nokia Oyj...................     73,870      3,784,846
                                              ------------
  DENMARK -- 0.7%
    Novo Nordisk A/S -- B.......     17,225      2,943,820
                                              ------------
  TURKEY -- 0.2%
    Haci Omer Sabanci Holding
      AS -- ADR.................     21,967         64,715
    Yapi ve Kredi Bankasi AS.... 50,564,024        563,201
                                              ------------
                                                   627,916
                                              ------------
    Total Europe................               194,656,747
                                              ------------
FAR EAST -- 33.2%
  JAPAN -- 13.8%
    Daiichi Pharmaceutical Co.,
      Ltd.......................    129,000      3,279,821
    Daiwa Securities Group,
      Inc.......................        600          7,939
    Eisai Co., Ltd..............     76,000      2,442,309
    Fuji Television Network,
      Inc.......................        369      5,789,520
    Fujikura, Ltd...............    630,000      4,197,955
    Mitsubishi Electric Corp....    364,000      3,949,584
    NEC Corp....................    190,000      5,980,066
    Net One Systems Co., Ltd....         61      1,406,785
    Nichii Gakkan Co............          5            220
    Nihon Dempa Kogyo Co.,
      Ltd.......................     73,700      3,831,231
    Nippon Sheet Glass Co.,
      Ltd.......................    468,000      6,520,058
    Sanyo Electric Co., Ltd.....    152,000      1,370,566
    Square Co., Ltd.............      9,600        709,555
    Tokyo Denpa Co., Ltd........     33,200      2,077,324
    Tokyo Seimitsu Co., Ltd.....     31,300      4,200,885
    Toshiba Corp................    532,000      6,018,856
    Toys "R" Us -- Japan,
      Ltd.**....................     25,000      4,253,247
    Yahoo Japan Corp.**.........          2        794,885
                                              ------------
                                                56,830,806
                                              ------------

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                       DRIEHAUS INTERNATIONAL GROWTH FUND
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2000
                                  (UNAUDITED)
--------------------------------------------------------------------------------

                                   Number        Market
                                     of          Value
                                   Shares       (Note A)
----------------------------------------------------------
  HONG KONG -- 7.4%
    China Mobile Hong Kong,
      Ltd.**....................  1,225,000   $ 10,804,160
    China Unicom, Ltd.**........    714,000      1,515,927
    China Unicom, Ltd. --
      ADR**.....................    330,715      7,027,694
    Cosco Pacific, Ltd..........  4,734,000      3,734,957
    Johnson Electric Holdings,
      Ltd.**....................     39,000        368,985
    Li & Fung, Ltd..............  1,396,000      6,984,450
                                              ------------
                                                30,436,173
                                              ------------
  SOUTH KOREA -- 6.7%
    Cheil Communications, Inc...     71,855      9,376,693
    Insung Information Co.,
      Ltd.**....................     19,174        293,202
    Korea Telecom Freetel**.....     59,890      3,990,918
    Samsung Electronics.........      6,870      2,273,593
    Samsung SDI Co., Ltd........    134,900      6,472,849
    SK Telecom Co., Ltd. --
      ADR.......................    142,358      5,169,375
                                              ------------
                                                27,576,630
                                              ------------
  INDIA -- 2.7%
    Himachal Futuristic
      Communications, Ltd.......    110,753      3,520,360
    Reliance Industries, Ltd....    300,000      2,289,402
    Satyam Computer Services,
      Ltd.......................     81,250      5,424,360
                                              ------------
                                                11,234,122
                                              ------------
  SINGAPORE -- 0.9%
    Chartered Semiconductor
      Manufacturing, Ltd. --
      ADR**.....................     42,326      3,809,340
                                              ------------
  CHINA -- 0.8%
    PetroChina Co., Ltd.**......  7,830,000      1,627,268
    PetroChina Co., Ltd. --
      ADR**.....................     82,264      1,722,403
                                              ------------
                                                 3,349,671
                                              ------------
  AUSTRALIA -- 0.5%
    CSL, Ltd....................    102,271      2,028,532
                                              ------------
  THAILAND -- 0.3%
    TelecomAsia Corporation
      Public Co., Ltd.
      (Foreign)**...............    973,100      1,079,190
                                              ------------
  TAIWAN -- 0.1%
    Taiwan Semiconductor
      Manufacturing Co., Ltd. --
      ADR**.....................      6,860        265,825
                                              ------------
    Total Far East..............               136,610,289
                                              ------------

----------------------------------------------------------
                                   Number        Market
                                     of          Value
                                   Shares       (Note A)
NORTH AMERICA -- 8.8%
  CANADA -- 4.2%
    Canadian Natural Resources,
      Ltd.**....................     69,260   $  2,010,016
    Descartes Systems Group,
      Inc.**....................    148,500      4,409,889
    Nortel Networks Corp........    160,336     10,942,932
                                              ------------
                                                17,362,837
                                              ------------
  UNITED STATES -- 2.0%
    Amdocs, Ltd.**..............     56,831      4,361,779
    JDS Uniphase Corp.**........     33,650      4,033,794
                                              ------------
                                                 8,395,573
                                              ------------
  MEXICO -- 1.1%
    Grupo Televisa SA --
      GDR**.....................     66,420      4,578,829
                                              ------------
  CAYMAN ISLANDS -- 1.1%
    Triton Energy, Ltd. **......    112,200      4,410,863
                                              ------------
  BERMUDA -- 0.4%
    FLAG Telecom Holdings,
      Ltd.**....................    116,300      1,729,963
                                              ------------
    Total North America.........                36,478,065
                                              ------------
MIDDLE EAST -- 4.4%
  ISRAEL -- 4.4%
    NICE Systems, Ltd. --
      ADR**.....................    145,929     11,263,895
    Orbotech, Ltd.**............     55,188      5,125,586
    Teva Pharmaceutical
      Industries, Ltd. -- ADR...     33,602      1,862,811
                                              ------------
                                                18,252,292
                                              ------------
    Total Middle East...........                18,252,292
                                              ------------
SOUTH AMERICA -- 3.0%
  BRAZIL -- 3.0%
    Petroleo Brasileiro SA
      (Pref.)...................    392,546     11,859,411
    Petroleo Brasileiro SA
      (Pref.) -- ADR............     15,800        477,342
                                              ------------
                                                12,336,753
                                              ------------
    Total South America.........                12,336,753
                                              ------------
AFRICA -- 0.4%
  SOUTH AFRICA -- 0.4%
    Dimension Data Holdings
      PLC**.....................    179,200      1,482,811
                                              ------------
    Total Africa................                 1,482,811
                                              ------------
    Total Equity Securities
      (Cost $365,742,496).......               399,816,957
                                              ------------

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                       DRIEHAUS INTERNATIONAL GROWTH FUND
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2000
                                  (UNAUDITED)
--------------------------------------------------------------------------------

                                   Number        Market
                                     of          Value
                                   Shares       (Note A)
----------------------------------------------------------
RIGHTS -- 0.0%
----------------------------------------------------------
  THAILAND -- 0.0%
    TelecomAsia Corporation
      Public Co., Ltd.
      (Foreign) -- Rights**.....    307,294   $          0
                                              ------------
    Total Rights (Cost $0)......                         0
                                              ------------
----------------------------------------------------------
  TOTAL INVESTMENTS (COST
    $365,742,496)...............      97.1%   $399,816,957
  Other Assets in Excess of
    Liabilities.................       2.9%     11,772,196
                                 ----------   ------------
Net Assets......................     100.0%   $411,589,153
==========================================================
  The federal income tax basis and unrealized appreciation
  (depreciation) for all investments is as follows:
Basis......................................   $365,742,496
                                              ============
Gross Appreciation.........................   $ 48,827,718
Gross Depreciation*........................    (14,753,257)
                                              ------------
  Net Appreciation.........................   $ 34,074,461
                                              ============
* Exclusive of foreign withholding tax refund receivable
  of $765,989.
**Non-income producing security.

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                       DRIEHAUS INTERNATIONAL GROWTH FUND
                      SCHEDULE OF INVESTMENTS BY INDUSTRY
                                 JUNE 30, 2000
                                  (UNAUDITED)
--------------------------------------------------------------------------------

                                         PERCENT OF
INDUSTRY                                 NET ASSETS
--------                                 ----------
Appliances.............................      1.4%
Banking................................      0.1%
Biotechnology..........................      1.0%
Broadcast & Publishing.................      5.6%
Business & Publishing Services.........      1.6%
Chemicals..............................      2.9%
Communications.........................      0.5%
Computer Manufacturers.................      0.1%
Construction...........................      0.1%
Consumer Services/Multi-Industry.......      0.9%
Drugs..................................      2.1%
Electrical.............................      0.9%
Electrical & Electronics...............      8.6%
Electrical Equipment...................      1.0%
Electronic Components..................      4.2%
Electronic Systems/Devices.............      3.1%
Energy/Multi-Industry..................      0.5%
Energy Sources.........................      6.3%
Financial Services.....................      2.1%
Food Processors........................      1.2%
Health Care............................      4.5%

                                         PERCENT OF
INDUSTRY                                 NET ASSETS
--------                                 ----------
Insurance..............................      0.1%
Investments............................      1.7%
Lasers.................................      1.0%
Machinery..............................      2.3%
Merchandising..........................      2.8%
Miscellaneous Materials................      1.6%
Office/Communication Equipment.........      2.7%
Oil....................................      1.2%
Other Computers........................      1.2%
Pharmaceutical.........................      2.2%
Retailing -- Goods.....................      2.5%
Semiconductors/Components..............      7.2%
Software & EDP Services................      3.7%
Technology/Multi-Industry..............      3.8%
Telecommunications.....................      9.0%
Telecommunications Equipment...........      2.6%
Telephone Utilities....................      0.3%
Textiles & Apparel.....................      0.6%
Tobacco................................      1.9%
Other Assets in Excess of
  Liabilities..........................      2.9%
                                           ------
TOTAL..................................    100.0%
                                           ======

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                       DRIEHAUS INTERNATIONAL GROWTH FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 2000
                                  (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
    Investments, at market value (Cost $365,742,496)........    $399,816,957
    Foreign currency (Cost $32,895).........................          31,825
    Cash....................................................      23,970,012
    Receivables:
         Dividends..........................................         286,358
         Interest...........................................          80,836
         Investment securities sold.........................       4,577,519
         Fund shares sold...................................       4,107,571
         Foreign withholding tax refund.....................       1,083,593
    Prepaid expenses........................................          15,910
    Deferred organizational costs...........................          31,753
                                                                ------------
----------------------------------------------------------------------------
             TOTAL ASSETS...................................     434,002,334
                                                                ------------
----------------------------------------------------------------------------
LIABILITIES:
    Payables:
         Investment securities purchased....................      21,195,328
         Fund shares redeemed...............................         160,924
         Due to affiliates..................................         504,467
         Net unrealized depreciation on unsettled foreign
          currency forward contracts from transaction
          hedges............................................         162,284
         Foreign taxes......................................          42,727
    Accrued expenses........................................         347,451
                                                                ------------
----------------------------------------------------------------------------
             TOTAL LIABILITIES..............................      22,413,181
                                                                ------------
----------------------------------------------------------------------------
NET ASSETS..................................................    $411,589,153
                                                                ============
SHARES OUTSTANDING..........................................      21,715,279
                                                                ============
NET ASSET VALUE PER SHARE...................................    $      18.95
                                                                ============
============================================================================
NET ASSETS CONSISTED OF THE FOLLOWING AT JUNE 30, 2000:
    Paid-in capital.........................................    $229,920,212
    Undistributed net investment loss.......................      (2,048,452)
    Undistributed net realized gain.........................     151,189,817
    Undistributed net realized foreign exchange loss........      (2,207,590)
    Unrealized foreign exchange loss........................        (105,284)
    Unrealized appreciation on investments (including
     foreign withholding tax refund receivable of
     $765,989)..............................................      34,840,450
                                                                ------------
             NET ASSETS.....................................    $411,589,153
                                                                ============
============================================================================

     Notes to Financial Statements are an integral part of this Statement.

--------------------------------------------------------------------------------
                       DRIEHAUS INTERNATIONAL GROWTH FUND
                            STATEMENT OF OPERATIONS
         FOR THE SIX MONTH PERIOD JANUARY 1, 2000 THROUGH JUNE 30, 2000
                                  (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT LOSS:
    Income:
         Dividends (Net of non-reclaimable foreign taxes of
          $133,857).........................................     $   1,672,178
         Interest...........................................           348,272
         Other..............................................             5,606
                                                                 -------------
-------------------------------------------------------------------------------
           Total income.....................................         2,026,056
                                                                 -------------
-------------------------------------------------------------------------------
    Expenses:
         Investment advisory fee............................         3,400,466
         Administration fee.................................           233,051
         Professional fees..................................            70,407
         Federal and state registration fees................             7,839
         Custodian fee......................................           230,358
         Transfer agent fees................................            45,608
         Trustees' fees.....................................            15,633
         Amortization of organization costs.................            12,651
         Miscellaneous......................................            58,495
                                                                 -------------
-------------------------------------------------------------------------------
           Total expenses...................................         4,074,508
                                                                 -------------
-------------------------------------------------------------------------------
             Net investment loss............................        (2,048,452)
                                                                 -------------
-------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain from security transactions (net of
     foreign capital gains tax of $2,671,251)...............       110,738,684
    Net realized foreign exchange loss......................        (2,207,590)
    Net change in unrealized foreign exchange loss..........          (100,192)
    Net change in unrealized appreciation of investments
     (including foreign withholding tax refund receivable of
     $765,989)..............................................      (151,016,145)
                                                                 -------------
-------------------------------------------------------------------------------
             Net realized and unrealized loss on
              investments...................................       (42,585,243)
                                                                 -------------
-------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........     $ (44,633,695)
                                                                 =============
===============================================================================

     Notes to Financial Statements are an integral part of this Statement.

--------------------------------------------------------------------------------
                       DRIEHAUS INTERNATIONAL GROWTH FUND
                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                              For the six month period
                                                                  January 1, 2000
                                                                      through                  For the year
                                                                   June 30, 2000                  ended
                                                                    (unaudited)             December 31, 1999
-----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
    Operations:
        Net investment loss.................................       $  (2,048,452)             $  (2,802,042)
        Net realized and unrealized gain (loss) on
          investments.......................................         (42,585,243)               234,546,276
                                                                   -------------              -------------
-----------------------------------------------------------------------------------------------------------------
            Net increase (decrease) in net assets resulting
              from operations...............................         (44,633,695)               231,744,234
                                                                   -------------              -------------
-----------------------------------------------------------------------------------------------------------------
    Distributions to shareholders:
        Net investment income...............................                  --                         --
        Capital gains.......................................                  --                (32,567,117)
                                                                   -------------              -------------
            Total distributions to shareholders.............                  --                (32,567,117)
                                                                   -------------              -------------
-----------------------------------------------------------------------------------------------------------------
    Capital share transactions:
        Proceeds from shares sold...........................         297,189,682                242,087,350
        Reinvestment of distributions.......................                  --                 32,422,270
        Cost of shares redeemed.............................        (307,538,254)              (230,946,531)
                                                                   -------------              -------------
            Net increase (decrease) in net assets derived
              from capital share transactions...............         (10,348,572)                43,563,089
                                                                   -------------              -------------
            Total increase (decrease) in net assets.........         (54,982,267)               242,740,206
                                                                   -------------              -------------
-----------------------------------------------------------------------------------------------------------------
NET ASSETS:
-----------------------------------------------------------------------------------------------------------------
    Beginning of period.....................................       $ 466,571,420              $ 223,831,214
                                                                   -------------              -------------
    End of period...........................................       $ 411,589,153              $ 466,571,420
                                                                   =============              =============
=================================================================================================================
    Capital share transactions are as follows:
        Shares issued.......................................          14,462,677                 17,125,507
        Shares reinvested...................................                  --                  1,765,919
        Shares redeemed.....................................         (14,829,504)               (16,194,532)
                                                                   -------------              -------------
            Net increase (decrease) from capital share
              transactions..................................            (366,827)                 2,696,894
                                                                   =============              =============
=================================================================================================================

     Notes to Financial Statements are an integral part of this Statement.

--------------------------------------------------------------------------------
                       DRIEHAUS INTERNATIONAL GROWTH FUND
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

    The Table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                                                                                                          For the period
                               For the six                                                                   from the
                              month period                           For the four                          commencement
                             January 1, 2000                         month period                         of operations
                                 through         For the year      September 1, 1998    For the year     October 28, 1996
                              June 30, 2000          ended              through             ended            through
                               (unaudited)     December 31, 1999   December 31, 1998   August 31, 1998   August 31, 1997
------------------------------------------------------------------------------------------------------
Net asset value, beginning
  of period................    $  21.13           $  11.55            $  12.39           $  11.90           $  10.00
                               --------           --------            --------           --------           --------
  INCOME (LOSS) FROM
    INVESTMENT OPERATIONS:
  Net investment loss......       (0.09)             (0.13)              (0.04)             (0.07)             (0.05)
  Net gains (losses) on
    investments (both
    realized and
    unrealized)............       (2.09)             11.31               (0.25)              1.77               1.95
                               --------           --------            --------           --------           --------
        Total income (loss)
          from investment
          operations.......       (2.18)             11.18               (0.29)              1.70               1.90
                               --------           --------            --------           --------           --------
  LESS DISTRIBUTIONS:
  Dividends from net
    investment income......          --                 --                  --                 --                 --
  Distributions from
    capital gains..........          --              (1.60)              (0.55)             (1.21)                --
                               --------           --------            --------           --------           --------
        Total
          distributions....          --              (1.60)              (0.55)             (1.21)                --
                               --------           --------            --------           --------           --------
Net asset value, end of
  period...................    $  18.95           $  21.13            $  11.55           $  12.39           $  11.90
                               ========           ========            ========           ========           ========
        Total Return.......      (10.32)%**          98.94%              (2.04)%**          16.50%             19.00%**
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period
    (in 000's).............    $411,589           $466,571            $223,831           $229,088           $180,545
  Ratio of expenses to
    average net assets.....        1.80%*             1.82%               2.00%*             1.88%              2.11%*+
  Ratio of net investment
    loss to average net
    assets.................       (0.90)%*           (1.03)%             (1.46)%*           (0.54)%            (0.67)%*+
  Portfolio turnover.......      170.15%**          273.64%             116.28%**          219.78%            380.02%**
  Annualized portfolio
    turnover...............      342.17%            273.64%             347.89%            219.78%            450.35%

--------------------------------------------------------------------------------

 * Annualized

** Not Annualized

+ Such ratios are after transfer agent waivers. PFPC Inc., the transfer agent, waived a portion of its fee for the first ten months of the Fund's operations.

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
      DRIEHAUS INTERNATIONAL DISCOVERY FUND -- PORTFOLIO MANAGERS' LETTER
--------------------------------------------------------------------------------

Dear Fellow Shareholders:

    For the period January 1, 2000, through June 30, 2000, the Driehaus International Discovery Fund returned 9.52%. This compares with a return of -4.06% for the Morgan Stanley Capital International Europe, Australia, Far East
(EAFE) Index and -0.41% for the Lipper International Small Cap Fund Index for the first half of the year. For this period, the Driehaus International Discovery Fund ranked 11th among the 82 funds in its Lipper International Small Cap Fund peer group.*

    During the first quarter of the year, we saw very strong price appreciation in markets around the world, particularly in technology, media, and telecommunications shares. To a large degree, international markets were simply reflecting the activity of the Nasdaq index in the U.S., which performed well during the first 10 weeks of the year. However, valuations that reached unsustainable levels led to a major correction that hit hardest in the sectors that had led the advance. After testing a series of lows in late May, international markets rebounded slightly. One of the most significant changes in the fund during the first half was our reduction of the fund's technology exposure from about 44% at the end of 1999 to 25% on June 30.

    Europe, which accounted for approximately half of the fund's investments at the end of the first half, was one of the regions that suffered during the sell-off, dragged down by extremely stretched valuations and lower-than-expected earnings estimates. Overall, the balance of economic data coming from Europe in the first six months of the year was mixed. Recently, however, we were encouraged by the emergence of several new investment themes as well as a renewed focus on company quality. This created a better environment for stock selection, and several key sectors appeared to be demonstrating robust economic growth.

    In keeping with the trends we identified, we reduced our high-priced technology holdings in the Internet-related area, reallocating assets to more defensive sectors, including consumer non-durables such as food and beverage companies, and healthcare, particularly biotechnology. These are areas that we believe will benefit from a potential recovery in European markets, as consumer confidence increases and GDP growth and exports rise. Examples include: LVL Medical SA, a French supplier of medical equipment for in-home treatment of respiratory diseases, AIDS, depression, and cancer; and Thiel Logistik AG, a Luxembourg-based manufacturer of computer software used in electronic commerce and hospital inventory control that has benefited from Germany's required outsourcing of public health system logistics.

    At the beginning of 2000, the fund was overweighted in emerging markets, which also started off the year with strong appreciation. However, because these markets are highly sensitive to interest rates in the U.S., the continued tightening by the Federal Reserve eventually took its toll, and these markets also underwent a major correction. As the likelihood of a slowdown and a soft landing for the U.S. economy increased over the past two months, we saw a recovery in the emerging markets. Based on increasing earnings estimates, lower valuations, and strong economic growth, especially in Brazil and Mexico, the fund added to its positions in emerging markets, particularly in Latin America and Asia. One example is TV Azteca SA de CV, the second largest television broadcasting company in Mexico, which is expected to see increasing market share and higher advertising revenues in 2000. With about 20% of the fund invested in emerging markets as of June 30, we remained overweighted in this area relative to the EAFE index.

    Asia, in particular Japan and South Korea, also had a difficult time in the first half of the year. Based on restructuring efforts in these two countries last year, expectations had been very high. However, as both Japan and South Korea continued to struggle with problems in the banking sector, the slowdown in restructuring led to disappointment. While we basically maintained our exposure to South Korea during the first half, we increased our allocation to Japan based on improving growth opportunities in the semiconductor area. Two successful additions in this area were CKD Corp. and Central Glass Co., Ltd., which supply components to the semiconductor industry. One bright spot in Asia so far this year is China, where the economy has rebounded due to improving exports to other countries within the region and an easing of monetary policy. Another recent addition to the fund, China Shipping Development Co., Ltd., is benefiting from increased exports.

    We also took advantage of the first-quarter correction in international markets to add several other exciting new names that have performed well for the fund, including:

- Himachal Futuristic Communications, Ltd., a telecommunications equipment manufacturer that has seen more than 300% profit growth this year as it benefits from the building of fiber optic networks in India.

- AudioCodes, Ltd., an Israeli-based forerunner in voice-over Internet protocol
  (IP) technology that enables alternative telecommunications companies to provide voice services over data networks.

- Kirin Beverage Corp., which has seen its green tea product gain market share as Japanese consumers become increasingly health-conscious.

    Detracting from the fund's performance during the first half of the year was the collapse of the European technology sector, particularly Internet-related stocks, which were overvalued. We also saw poor performance from selected stocks, including Garnet Systems Co., Ltd. While Garnet has good growth potential based on the demand for its ADSL modems in the South Korean market, its performance was hurt by the collapse of local investor confidence due to banking sector concerns.

    Overall, we are more positive on global markets now than we were before the decline, which removed some of the extreme valuations. We believe the increased emphasis on selection of individual stocks--one of the Driehaus strengths--should result in continued strong performance for shareholders during the remainder of 2000.

Sincerely,


Emery R. Brewer                                  Eric J. Ritter
Emery R. Brewer                                  Eric J. Ritter
Senior Portfolio Manager                         Portfolio Manager
August 24, 2000                                  August 24, 2000

---------------

* The fund's total return for the six-month period ending June 30, 2000, was ranked number 11 out of 82 funds by Lipper Analytical Services, Inc. in the Lipper International Small Cap Fund category.

                     DRIEHAUS INTERNATIONAL DISCOVERY FUND
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/00
--------------------------------------------------------------------------------

                                               DRIEHAUS INTERNATIONAL                 LIPPER INTERNATIONAL
                                                     DISCOVERY           MSCI EAFE         SMALL CAP
                                                    FUND (DRIDX)           INDEX           FUND INDEX
                                               ----------------------    ---------    --------------------
  One Year                                            141.91%             17.16%             37.74%
  Since Inception (12/31/98 - 6/30/00)                127.67%             14.05%             38.08%

    Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

                                                              DRIDX                  MSCI EAFE Index
Dec 1998                                                   10000.00                         10000.00
Mar 1999                                                   10420.00                          9789.00
Jun 1999                                                   10830.00                          9759.00
Sep 1999                                                   12940.00                          9873.00
Dec 1999                                                   26990.00                         11589.00
Mar 2000                                                   41569.00                         12683.00
Jun 2000                                                   34352.00                         12181.00

                                                    Lipper International Small Cap Fund Index
Dec 1998                                                                             10000.00
Mar 1999                                                                              9908.00
Jun 1999                                                                             10071.00
Sep 1999                                                                             10211.00
Dec 1999                                                                             12749.00
Mar 2000                                                                             17988.00
Jun 2000                                                                             16226.00

    Performance data presented measures change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains.

    The graph compares the results of a $10,000 investment in the Fund since December 31, 1998, (the date of the Fund's commencement of operations), with all dividends and capital gains reinvested, with the Morgan Stanley Capital International (MSCI) EAFE Index with dividends reinvested and the Lipper International Small Cap Fund Index with reinvested dividends for the same period.

    The EAFE Index (MSCI Europe, Australia and Far East Index) is a widely recognized benchmark of non-U.S. stock markets. It is an unmanaged index composed of a sample of companies representative of the market structure of 20 European and Pacific Basin countries. Data is in U.S. dollars. Source: Morgan Stanley Capital International.

    The Lipper International Small Cap Fund Index is an equally weighted managed index of the 10 largest qualifying funds that invest at least 65% of assets in equity securities of non-United States companies with a market capitalization of less than $1 billion at time of purchase. Data is in U.S. dollars. Source:
Lipper Analytical Services.

--------------------------------------------------------------------------------
                     DRIEHAUS INTERNATIONAL DISCOVERY FUND
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2000
                                  (UNAUDITED)
--------------------------------------------------------------------------------

                                     Number       Market
                                       of          Value
                                     Shares      (Note A)
-----------------------------------------------------------
EQUITY SECURITIES -- 91.2%
-----------------------------------------------------------
EUROPE -- 53.1%
  GERMANY -- 13.1%
    Brainpool TV AG**............       9,015   $   769,110
    ComputerLinks AG.............       7,745       415,759
    Evotec Biosystems AG**.......      10,140       915,633
    JUMPtec Industrielle
      Computertechnik AG**.......      11,530     1,022,359
    Kontron Embedded Computers
      AG**.......................      10,765       980,325
    Pandatel AG**................       6,860       802,262
    Suess MicroTec AG**..........      32,840     1,234,018
    Tecis Holding AG.............      10,790     1,003,288
    Zapf Creation AG.............      20,158     1,236,687
                                                -----------
                                                  8,379,441
                                                -----------
  FRANCE -- 12.3%
    Beneteau SA..................      12,900     1,093,755
    Bouygues Offshore SA.........       8,500       427,770
    Consodata SA**...............      15,520       538,558
    Dane -- Elec Memory..........       6,897       773,532
    Expand.......................       9,674       880,972
    Genesys**....................      12,000       522,814
    LVL Medical SA...............      14,800       622,814
    Pierre & Vacances............       5,389       322,865
    Recif**......................       8,400       402,607
    Remy Cointreau SA**..........      30,136       983,638
    Silicon-On-Insulator
      Technologies**.............       3,326       781,125
    Wavecom SA**.................       4,200       511,311
                                                -----------
                                                  7,861,761
                                                -----------
  SWITZERLAND -- 7.5%
    ESEC Holding AG..............         377       932,026
    Jelmoli Holding AG...........         740       932,924
    Micronas Semiconductor
      Holding AG**...............       1,837     1,028,043
    Mikron Holding AG............       1,308       966,077
    OZ Holding AG................         755       947,192
                                                -----------
                                                  4,806,262
                                                -----------
  NETHERLANDS -- 5.0%
    BE Semiconductor Industries
      NV**.......................      90,880     1,424,356
    Nutreco Holding NV...........      27,597     1,058,226
    Unique International NV......      28,332       681,685
                                                -----------
                                                  3,164,267
                                                -----------
  FINLAND -- 3.9%
    Aspocomp Group Oyj...........       8,100       465,874
    Elcoteq Network Corp. -- A...      23,410       515,011
    Hartwall Oyj ABP.............      16,000       322,086
    Teleste Oyj -- B.............      49,200     1,202,646
                                                -----------
                                                  2,505,617
                                                -----------
  UNITED KINGDOM -- 1.8%
    Easynet Group PLC**..........      44,000       671,112
    Trafficmaster PLC**..........      56,000       503,584
                                                -----------
                                                  1,174,696
                                                -----------

-----------------------------------------------------------
                                     Number       Market
                                       of          Value
                                     Shares      (Note A)
  LUXEMBOURG -- 1.6%
    Thiel Logistik AG**..........      10,572   $ 1,003,286
                                                -----------
  SPAIN -- 1.6%
    NH Hoteles SA**..............      86,750     1,002,049
                                                -----------
  BELGIUM -- 1.3%
    Omega Pharma SA..............      21,705       801,038
                                                -----------
  ITALY -- 1.2%
    SAES Getters SpA.............      45,800       747,235
                                                -----------
  POLAND -- 1.1%
    Art Marketing Syndicate
      SA**.......................      22,862       328,111
    ComputerLand SA**............      14,000       395,421
                                                -----------
                                                    723,532
                                                -----------
  GREECE -- 0.9%
    Folli -- Follie Abee.........      26,000       574,870
                                                -----------
  RUSSIA -- 0.7%
    AO Tatneft -- ADR............      47,600       467,075
                                                -----------
  ESTONIA -- 0.7%
    Hansabank, Ltd...............      60,000       453,905
                                                -----------
  NORWAY -- 0.4%
    Opticom ASA**................       2,155       232,204
                                                -----------
    Total Europe.................                33,897,238
                                                -----------
FAR EAST -- 26.7%
  JAPAN -- 11.7%
    Central Glass Co., Ltd.......     183,000       973,795
    CKD Corp.....................     120,000     1,106,979
    Don Quijote Co., Ltd.........       3,800       664,452
    Kirin Beverage Corp..........      36,000       959,533
    Moritex Corp.................       6,000       547,251
    Mycal Card Inc...............      16,300       611,626
    Net One Systems Co., Ltd.....          10       230,621
    Nippon Thompson Co., Ltd.....      41,000       623,904
    Nishimatsuya Chain Co.,
      Ltd........................      16,000       359,919
    Shin-Kobe Electric Machinery
      Co., Ltd...................      70,000       539,879
    Toys "R" Us -- Japan,
      Ltd.**.....................       5,000       850,650
                                                -----------
                                                  7,468,609
                                                -----------
  SOUTH KOREA -- 3.6%
    Cheil Communications, Inc....       8,900     1,161,402
    Garnet Systems Co., Ltd.**...      48,066       487,139
    Jang Media Interactive
      Corp.......................       2,850        54,700
    LG Ad, Inc...................       5,000       318,838
    Lotte Chilsung Beverage Co...       4,040       306,536
                                                -----------
                                                  2,328,615
                                                -----------

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                     DRIEHAUS INTERNATIONAL DISCOVERY FUND
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2000
                                  (UNAUDITED)
--------------------------------------------------------------------------------

                                     Number       Market
                                       of          Value
                                     Shares      (Note A)
-----------------------------------------------------------
  AUSTRALIA -- 2.7%
    Central Pacific Minerals NL
      -- ADR**...................      45,800   $   220,413
    FH Faulding & Company,
      Ltd........................     117,000       574,919
    Oil Search, Ltd.**...........     418,700       460,054
    PowerLan, Ltd................     463,418       485,817
                                                -----------
                                                  1,741,203
                                                -----------
  CHINA -- 2.6%
    Beijing Datang Power
      Generation Co., Ltd........   1,500,000       336,753
    China Shipping Development
      Co., Ltd.**................   7,250,000     1,320,713
                                                -----------
                                                  1,657,466
                                                -----------
  HONG KONG -- 2.2%
    ASM Pacific Technology,
      Ltd........................     171,000       640,562
    Giordano International,
      Ltd........................     514,781       782,570
                                                -----------
                                                  1,423,132
                                                -----------
  TAIWAN -- 1.8%
    Bank Sinopac.................     900,000       578,590
    Realtek Semiconductor Corp...      50,000       417,221
    Wintek Corp.**...............      36,400       128,822
                                                -----------
                                                  1,124,633
                                                -----------
  MALAYSIA -- 0.9%
    Digi.com Berhad**............     332,000       607,223
                                                -----------
  PHILIPPINES -- 0.7%
    Ayala Land, Inc..............   3,400,000       432,584
                                                -----------
  THAILAND -- 0.5%
    BEC World Public Co., Ltd.
      (Foreign)..................      50,000       293,190
                                                -----------
    Total Far East...............                17,076,655
                                                -----------
MIDDLE EAST -- 5.5%
  ISRAEL -- 4.1%
    AudioCodes, Ltd.**...........       9,300     1,116,000
    NUR Macroprinters, Ltd.**....      56,700       822,150
    RADWARE, Ltd.**..............      10,600       280,900
    TTI Team Telecom
      International, Ltd.**......      11,500       414,000
                                                -----------
                                                  2,633,050
                                                -----------
  TURKEY -- 1.4%
    Global Menkul Degerler AS**..  66,041,000       916,822
                                                -----------
    Total Middle East............                 3,549,872
                                                -----------
NORTH AMERICA -- 3.3%
  MEXICO -- 2.1%
    Corporacion Interamericana de
      Entretenimiento SA --
      B**........................     172,900       688,565
    TV Azteca SA de CV -- ADR....      48,000       633,000
                                                -----------
                                                  1,321,565
                                                -----------

-----------------------------------------------------------
                                     Number       Market
                                       of          Value
                                     Shares      (Note A)
  UNITED STATES -- 0.7%
    Electric Fuel Corp.**........      30,390   $   465,347
                                                -----------
  CANADA -- 0.5%
    Hurricane Hydrocarbons,
      Ltd.**.....................      70,000       316,535
                                                -----------
    Total North America..........                 2,103,447
                                                -----------
SOUTH AMERICA -- 2.6%
  BRAZIL -- 2.6%
    Celular CRT Participacoes SA
      (Pref.)**..................   1,000,000       432,385
    Tele Nordeste Celular
      Participacoes SA -- ADR....      17,600     1,218,800
                                                -----------
                                                  1,651,185
                                                -----------
    Total South America..........                 1,651,185
                                                -----------
    Total Equity Securities (Cost
      $55,339,113)...............                58,278,397
                                                -----------
-----------------------------------------------------------
EQUITY PARTICIPATION NOTES -- 1.2% (Note C)
-----------------------------------------------------------
  INDIA-- 1.2%
    Himachal Futuristic
      Communications, Ltd.
      (Series A)**+..............      24,000       765,597
                                                -----------
    Total Equity Participation
      Notes (Cost $592,342)......                   765,597
                                                -----------
-----------------------------------------------------------
RIGHTS/WARRANTS -- 0.0%
-----------------------------------------------------------
  TAIWAN -- 0.0%
    Wintek Corp. -- Rights**.....       8,720         2,548
                                                -----------
  THAILAND -- 0.0%
    Seamico Securities Public
      Co., Ltd. (Foreign) --
      Warrants**.................       9,375             0
                                                -----------
    Total Rights/Warrants (Cost
      $0)........................                     2,548
                                                -----------
-----------------------------------------------------------
  TOTAL INVESTMENTS (COST
    $55,931,455).................       92.4%   $59,046,542
  Other Assets in Excess of
    Liabilities..................        7.6%     4,848,885
                                   ----------   -----------
Net Assets.......................      100.0%   $63,895,427
===========================================================
  The federal income tax basis and unrealized appreciation
  (depreciation) for all investments is as follows:

Basis....................................  $ 55,931,455
                                           ============
Gross Appreciation*......................  $  5,615,233
Gross Depreciation.......................    (2,500,146)
                                           ------------
  Net Appreciation.......................  $  3,115,087
                                           ============

*Exclusive of foreign withholding taxes
  payable of $3,797.
**Non-income producing security.
+Restricted security.

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                     DRIEHAUS INTERNATIONAL DISCOVERY FUND
                      SCHEDULE OF INVESTMENTS BY INDUSTRY
                                 JUNE 30, 2000
                                  (UNAUDITED)
--------------------------------------------------------------------------------

                                            PERCENT OF
INDUSTRY                                    NET ASSETS
--------                                    ----------
Alternative Energy........................      0.7%
Banking...................................      3.8%
Beverages & Tobacco.......................      3.5%
Biotechnology.............................      1.4%
Broadcast & Publishing Services...........      8.1%
Business & Publishing Services............      1.0%
Chemicals.................................      1.5%
Clothing..................................      1.2%
Consumer Non-Durables/Multi-Industry......      1.9%
Consumer Services/Multi-Industry..........      0.9%
Data Processing...........................      0.6%
Electrical & Electronic Components........      1.2%
Electronic Components.....................     14.3%
Energy Equipment..........................      0.7%
Energy Sources............................      1.1%
Finance/Multi-Industry....................      2.3%
Financial Services........................      1.0%
Food & Household..........................      0.5%
Food Processors...........................      1.7%

                                            PERCENT OF
INDUSTRY                                    NET ASSETS
--------                                    ----------
Health Care...............................      3.1%
Industrial Components.....................      1.8%
Investments...............................      1.6%
Leisure & Tourism.........................      1.6%
Machinery & Engineering...................      6.7%
Merchandising.............................      4.0%
Office/Communication Equipment............      1.7%
Oil.......................................      1.2%
Outdoor Advertising.......................      1.3%
Real Estate...............................      0.7%
Retailing -- Goods........................      2.4%
Semiconductors/Components.................      1.6%
Software & EDP Services...................      3.0%
Technology/Multi-Industry.................      3.7%
Telecommunications........................      3.7%
Telephone Utilities.......................      2.6%
Transportation -- Shipping................      3.8%
Utilities.................................      0.5%
Other Assets in Excess of Liabilities.....      7.6%
                                              ------
TOTAL.....................................    100.0%
                                              ======

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                     DRIEHAUS INTERNATIONAL DISCOVERY FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 2000
                                  (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
    Investments, at market value (Cost $55,931,455).........    $59,046,542
    Cash....................................................      4,960,097
    Receivables:
         Dividends..........................................         26,571
         Interest...........................................         27,816
         Investment securities sold.........................      1,753,014
         Fund shares sold...................................         52,775
    Prepaid expenses........................................          9,476
                                                                -----------
---------------------------------------------------------------------------
             TOTAL ASSETS...................................     65,876,291
                                                                -----------
---------------------------------------------------------------------------
LIABILITIES:
    Payables:
         Investment securities purchased....................      1,792,691
         Due to affiliates..................................         76,802
         Net unrealized depreciation on unsettled foreign
         currency forward contracts from transaction
         hedges.............................................          3,736
         Foreign taxes......................................          4,958
    Accrued expenses........................................        102,677
                                                                -----------
---------------------------------------------------------------------------
             TOTAL LIABILITIES..............................      1,980,864
                                                                -----------
---------------------------------------------------------------------------
NET ASSETS..................................................    $63,895,427
                                                                ===========
SHARES OUTSTANDING..........................................      2,065,157
                                                                ===========
NET ASSET VALUE PER SHARE...................................    $     30.94
                                                                ===========
===========================================================================
NET ASSETS CONSISTED OF THE FOLLOWING AT JUNE 30, 2000:
    Paid-in capital.........................................    $56,271,497
    Undistributed net investment loss.......................       (135,656)
    Undistributed net realized gain.........................      4,817,770
    Undistributed net realized foreign exchange loss........       (180,078)
    Unrealized foreign exchange gain........................         10,604
    Unrealized appreciation on investments (net of foreign
     withholding taxes payable of $3,797)...................      3,111,290
                                                                -----------
             NET ASSETS.....................................    $63,895,427
                                                                ===========
===========================================================================

     Notes to Financial Statements are an integral part of this Statement.

--------------------------------------------------------------------------------
                     DRIEHAUS INTERNATIONAL DISCOVERY FUND
                            STATEMENT OF OPERATIONS
         FOR THE SIX MONTH PERIOD JANUARY 1, 2000 THROUGH JUNE 30, 2000
                                  (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT LOSS:
    Income:
         Dividends (Net of non-reclaimable foreign taxes of
         $16,856)...........................................    $   262,059
         Interest...........................................        178,471
                                                                -----------
---------------------------------------------------------------------------
           Total income.....................................        440,530
                                                                -----------
---------------------------------------------------------------------------
    Expenses:
         Investment advisory fee............................        403,646
         Administration fee.................................         57,000
         Professional fees..................................         21,739
         Federal and state registration fees................         22,541
         Custodian fee......................................         51,509
         Transfer agent fees................................         32,682
         Trustees' fees.....................................          5,223
         Miscellaneous......................................         16,772
                                                                -----------
         Total expenses before fees waived..................        611,112
                                                                -----------
---------------------------------------------------------------------------
         Administration fee waived..........................        (19,326)
         Transfer agent fees waived.........................        (15,600)
                                                                -----------
           Total expenses net of fees waived................        576,186
                                                                -----------
---------------------------------------------------------------------------
             Net investment loss............................       (135,656)
                                                                -----------
---------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain from security transactions............      2,956,596
    Net realized foreign exchange loss......................       (180,078)
    Net change in unrealized foreign exchange gain..........          8,992
    Net change in unrealized appreciation of investments
     (net of foreign withholding taxes payable of $3,797)...     (7,468,645)
                                                                -----------
---------------------------------------------------------------------------
             Net realized and unrealized loss on
             investments....................................     (4,683,135)
                                                                -----------
---------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........    $(4,818,791)
                                                                ===========
===========================================================================

     Notes to Financial Statements are an integral part of this Statement.

--------------------------------------------------------------------------------
                     DRIEHAUS INTERNATIONAL DISCOVERY FUND
                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                For the six
                                                               month period
                                                              January 1, 2000    For the year
                                                                  through            ended
                                                               June 30, 2000     December 31,
                                                                (unaudited)          1999
----------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment loss.....................................   $   (135,656)      $  (156,694)
    Net realized and unrealized gain (loss) on
      investments...........................................     (4,683,135)       14,366,431
                                                               ------------       -----------
----------------------------------------------------------------------------------------------
         Net increase (decrease) in net assets resulting
           from operations..................................     (4,818,791)       14,209,737
                                                               ------------       -----------
----------------------------------------------------------------------------------------------
  Distributions to shareholders:
    Net investment income...................................             --                --
    Capital gains...........................................             --        (1,767,016)
                                                               ------------       -----------
         Total distributions to shareholders................             --        (1,767,016)
                                                               ------------       -----------
----------------------------------------------------------------------------------------------
  Capital share transactions:
    Proceeds from shares sold...............................     91,355,840        12,072,889
    Reinvestment of distributions...........................             --         1,767,016
    Cost of shares redeemed.................................    (48,883,276)          (40,982)
                                                               ------------       -----------
         Net increase in net assets derived from capital
           share transactions...............................     42,472,564        13,798,923
                                                               ------------       -----------
         Total increase in net assets.......................     37,653,773        26,241,644
                                                               ------------       -----------
----------------------------------------------------------------------------------------------
NET ASSETS:
----------------------------------------------------------------------------------------------
  Beginning of period.......................................   $ 26,241,654       $        10
                                                               ------------       -----------
  End of period.............................................   $ 63,895,427       $26,241,654
                                                               ============       ===========
==============================================================================================
Capital share transactions are as follows:
  Shares issued.............................................      2,513,465           858,953
  Shares reinvested.........................................             --            71,568
  Shares redeemed...........................................     (1,377,099)           (1,731)
                                                               ------------       -----------
         Net increase from capital share transactions.......      1,136,366           928,790
                                                               ============       ===========
==============================================================================================

     Notes to Financial Statements are an integral part of this Statement.

--------------------------------------------------------------------------------
                     DRIEHAUS INTERNATIONAL DISCOVERY FUND
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

    The Table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                                                                  For the six
                                                                 month period
                                                                January 1, 2000
                                                                    through          For the year
                                                                 June 30, 2000           ended
                                                                  (unaudited)      December 31, 1999
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period........................       $  28.25            $  10.00
                                                                   --------            --------
  INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss.......................................          (0.07)              (0.17)
  Net gains (losses) on investments (both realized and
    unrealized).............................................           2.76               21.14
                                                                   --------            --------
         Total income (loss) from investment operations.....           2.69               20.97
                                                                   --------            --------
  LESS DISTRIBUTIONS:
  Dividends from net investment income......................             --                  --
  Distributions from capital gains..........................             --               (2.72)
                                                                   --------            --------
         Total distributions................................             --               (2.72)
                                                                   --------            --------
Net asset value, end of period..............................       $  30.94            $  28.25
                                                                   ========            ========
         Total Return.......................................           9.52%**           213.65%
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's)......................       $ 63,895            $ 26,242
  Ratio of expenses to average net assets...................           2.14%*+             2.43%+
  Ratio of net investment loss to average net assets........          (0.50)%*+           (1.60)%+
  Portfolio turnover........................................         178.39%**           267.86%
  Annualized portfolio turnover.............................         358.75%             267.86%

--------------------------------------------------------------------------------

 * Annualized

** Not Annualized

+ Such ratios are after administrative agent and transfer agent waivers and Adviser expense reimbursements, when applicable. PFPC Inc., the administrative agent and transfer agent, waived a portion of its fees. The Adviser agreed to absorb other operating expenses to the extent necessary to ensure that the total fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) will not exceed the fund's operating expense cap for the first thirty months of its operations. For the period from December 31, 1998 (the commencement of operations) through May 31, 1999 the Fund's operating expense cap was 2.50% of average net assets. For the period June 1, 1999 through June 30, 2001 the operating expense cap has been reduced to 2.40% of average net assets.

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
        DRIEHAUS EUROPEAN OPPORTUNITY FUND -- PORTFOLIO MANAGER'S LETTER
--------------------------------------------------------------------------------

Dear Fellow Shareholders:

    For the period January 1, 2000, through June 30, 2000, the Driehaus European Opportunity Fund returned 17.30%. This compares with a return of -3.08% for the Morgan Stanley Capital International Europe Index and 4.53% for the Lipper European Region Fund Index for the first half of 2000. For this period, the fund ranked 2nd among 157 funds listed in the Lipper European Region Fund peer group.*

    During the first 10 weeks of this year, we saw a continuation of the strong price appreciation in growth shares that began in the fourth quarter of 1999. This was followed by a sharp market correction that lasted until late May. The correction in the technology, media, and telecommunications groups was long overdue and much needed in order to restore the markets' health. Overvaluation had become an issue in virtually every sector of the European markets where growth was present. It now appears that European markets made a significant low in late May, and since that time, performance has started to improve. The last part of the year's first half was a relatively quieter period, characterized by the beginnings of a recovery.

    The balance of economic data coming from Europe in the first six months of the year was mixed. From an investment standpoint, however, we have been encouraged by the recent emergence of what seem to be several new themes as well as the renewed focus on company quality, as seen in the emphasis on earnings and sales. Investors also appear to have stopped chasing after stocks in whatever segment of the market was deemed the "hottest." All of this created a better environment for stock selection, which is one of the Driehaus strengths, and several key sectors appeared to be demonstrating robust economic growth.

    One of these was the advertising industry, due to advertising spending that has grown much faster than the overall economy and driven by the development of new products and services. This growth has been evident throughout the continent. One of the fund's major holdings is M6 Metropole Television, a French broadcasting company that has benefited from this trend.

    We also increased our healthcare weighting to more than 12% of the fund. This group has been a top performer since the market low in May, and we have identified companies such as Shire Pharmaceuticals Group PLC in Great Britain and two in Switzerland--Straumann Holding AG and Disetronic Holding AG, a fast-growing hospital supply company.

    In the past year, much of the interest in the small cap sector in Europe was focused on companies involved in the Internet, which continues to be an important engine of growth for economies around the world. However, from an investor's perspective, it has become clear that such companies must deliver strong, consistent earnings in the future if their share prices are to be rewarded. The fund currently has virtually no direct exposure to the Internet industry, and any future exposure will be focused on those companies with strong business models and sustainable earnings growth. Overall, we cut our exposure to the technology sector from a high of 55% in mid March to just over 35% on June 30.

    In our opinion, now is an exciting time for growth stocks in Europe, with the creation of several new exchanges over the past three years, including the Nouveau Marche in France, Neuer Markt in Germany, and an entire small cap sector in Scandinavia. This not only gives existing companies access to additional capital, but also increases the number of new companies. During a recent trip to Europe, our discussions with the head of one new German company indicated that the existence of the Neuer Markt was instrumental in his decision to start his own company.

    Our fund is focused on taking advantage of these new companies, new industries, and new exchanges as they are being formed. While we do occasionally find exciting ideas in the large cap sector, the breadth of opportunities available from the growth area, especially in the small and mid-cap sectors, are expanding very rapidly. So it is with optimism that we look forward to the rest of the year 2000. While the correction of the past few months was sharp, we believe the market environment is much healthier than it was prior to the sell-off, and we are positive about the potential for growth stocks in Europe going forward.

Sincerely,

William R Anderson
William R. Andersen
Portfolio Manager
August 24, 2000

---------------

* The Fund's total return for the six-month period ending June 30, 2000, was ranked number two out of 157 funds by Lipper Analytical Services, Inc. in the Lipper European Region Fund category.

                       DRIEHAUS EUROPEAN OPPORTUNITY FUND

-----------------------------------------------------------------------------------------------------------
                                AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/00
-----------------------------------------------------------------------------------------------------------
                                              DRIEHAUS EUROPEAN
                                                 OPPORTUNITY                             LIPPER EUROPEAN
                                                FUND (DREOX)      MSCI EUROPE INDEX     REGION FUND INDEX
                                              -----------------   -----------------     -----------------
 One Year                                          192.34%              15.10%                32.33%
 Since Inception (12/31/98 - 6/30/00)              115.61%               8.05%                21.10%
-----------------------------------------------------------------------------------------------------------

    Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

                                                              DREOX                 MSCI Europe Index
Dec 1998                                                   10000.00                          10000.00
Mar 1999                                                   10880.00                          10139.00
Jun 1999                                                   14200.00                          10397.00
Sept 1999                                                  16570.00                          10853.00
Dec 1999                                                   31365.00                          12696.00
Mar 2000                                                   38550.00                          11599.00
Jun 2000                                                   31660.00                          11232.00

                                                    Lipper European Region Fund Index
Dec 1998                                                                     10000.00
Mar 1999                                                                     10375.00
Jun 1999                                                                     11780.00
Sept 1999                                                                    12703.00
Dec 1999                                                                     16292.00
Mar 2000                                                                     14049.00
Jun 2000                                                                     13327.00

    Performance data presented measures change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains.

    The graph compares the results of a $10,000 investment in the Fund since December 31, 1998, (the date of the Fund's commencement of operations), with all dividends and capital gains reinvested, with the Morgan Stanley Capital International (MSCI) Europe Index with dividends reinvested and the Lipper European Region Fund Index with dividends reinvested for the same period.

    The MSCI Europe Index is a recognized benchmark of European stock markets. It is an unmanaged index of a sample of companies representative of the market structure of 15 European countries. Data is in U.S. dollars. Source: Morgan Stanley Capital International.

    The Lipper European Region Fund Index is an equally weighted managed index of the 30 largest qualifying funds that invest in equity securities with primary trading markets or operations concentrated in the European region or a single country within this region. Data is in U.S. dollars. Source: Lipper Analytical Services.

--------------------------------------------------------------------------------
                       DRIEHAUS EUROPEAN OPPORTUNITY FUND
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2000
                                  (UNAUDITED)
--------------------------------------------------------------------------------

                                   Number        Market
                                     of          Value
                                   Shares       (Note A)
----------------------------------------------------------
EQUITY SECURITIES -- 89.8%
----------------------------------------------------------
EUROPE -- 89.8%
  SWITZERLAND -- 23.6%
    Adecco SA...................      1,209   $  1,030,505
    Compagnie Financiere
      Richemont AG..............        355        959,507
    Disetronic Holding AG.......        295      1,977,467
    Distefora Holding AG........      1,500        419,724
    ESEC Holding AG.............        335        828,193
    Gretag Imaging Group........      4,495        868,001
    Kudelski SA**...............        102      1,287,177
    Logitech International
      SA**......................      1,425      1,017,438
    Micronas Semiconductor
      Holding AG**..............      2,159      1,208,244
    Serono SA -- B..............        635        531,096
    SEZ Holding AG..............      1,600      1,469,063
    Straumann Holding AG........        680      1,024,556
    Tecan AG....................        950        911,984
                                              ------------
                                                13,532,955
                                              ------------
  UNITED KINGDOM -- 14.7%
    Amvescap PLC................     57,045        915,421
    ARM Holdings PLC**..........     86,000        921,783
    Autonomy Corp. PLC**........      6,364        770,044
    Bookham Technology PLC**....     14,575        848,623
    Marconi PLC.................     69,000        898,348
    Matalan PLC.................     65,000        506,778
    Pace Micro Technology PLC...     58,610        847,368
    Psion PLC...................     78,500        756,424
    Shire Pharmaceuticals Group
      PLC**.....................     76,000      1,316,245
    The Sage Group PLC..........     84,750        686,421
                                              ------------
                                                 8,467,455
                                              ------------
  FRANCE -- 13.7%
    Business Objects SA --
      ADR**.....................      5,300        467,063
    Credit Lyonnais SA..........     23,980      1,144,751
    Expand......................      3,390        308,714
    Galaries Lafayette..........      5,295      1,078,592
    M6 Metropole Television.....     19,100      1,164,456
    Silicon-On-Insulator
      Technologies**............        975        228,983
    Societe Television
      Francaise 1...............      6,400        447,853
    STMicroelectronics NV.......     28,360      1,794,248
    Total Fina Elf SA...........      7,910      1,217,740
                                              ------------
                                                 7,852,400
                                              ------------

----------------------------------------------------------
                                   Number        Market
                                     of          Value
                                   Shares       (Note A)
  GERMANY -- 13.0%
    ADVA AG Optical
      Networking**..............      1,440   $    815,798
    Biodata Information
      Technology AG**...........      2,900        978,528
    Direkt Anlage Bank AG**.....     38,500      1,358,129
    Evotec Biosystems AG**......     10,020        904,797
    Infineon Technologies
      AG**......................     19,700      1,612,711
    Kamps AG....................     29,000        925,709
    Zapf Creation AG............     13,865        850,613
                                              ------------
                                                 7,446,285
                                              ------------
  NETHERLANDS -- 7.9%
    ASM International NV**......     30,055        792,286
    ASM Lithography Holding
      NV**......................     11,100        479,028
    ASM Lithography Holding
      NV -- ADR**...............     26,126      1,152,810
    BE Semiconductor Industries
      NV**......................     49,225        771,500
    Koninklijke Ahold NV........     45,090      1,332,558
                                              ------------
                                                 4,528,182
                                              ------------
  FINLAND -- 6.8%
    Elcoteq Network
      Corp. -- A................     22,190        488,172
    Helsingin Puhelin Oyj.......      5,870        577,322
    Nokia Corp. -- ADR..........     17,144        856,130
    Nokia Oyj...................      8,400        430,387
    Perlos Oyj..................     25,070        795,453
    Sonera Oyj..................     16,545        757,308
                                              ------------
                                                 3,904,772
                                              ------------
  IRELAND -- 2.4%
    Elan Corp. PLC -- ADR**.....     28,800      1,395,000
                                              ------------
  ITALY -- 1.7%
    Bulgari SpA.................     75,000      1,006,518
                                              ------------
  SWEDEN -- 1.6%
    NetCom AB -- B**............     12,105        898,484
                                              ------------
  NORWAY -- 1.5%
    Opticom ASA**...............      2,845        306,552
    Tomra Systems ASA...........     20,700        550,953
                                              ------------
                                                   857,505
                                              ------------
  BELGIUM -- 1.5%
    Audiofina**.................      6,605        854,750
                                              ------------

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                       DRIEHAUS EUROPEAN OPPORTUNITY FUND
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2000
                                  (UNAUDITED)
--------------------------------------------------------------------------------

                                   Number        Market
                                     of          Value
                                   Shares       (Note A)
----------------------------------------------------------
  SPAIN -- 1.4%
    Sogecable SA**..............     22,000   $    784,931
                                              ------------
    Total Europe................                51,529,237
                                              ------------
----------------------------------------------------------
  TOTAL INVESTMENTS
    (COST $47,603,151)..........      89.8%   $ 51,529,237
  Other Assets in Excess of
    Liabilities.................      10.2%      5,844,824
                                 ----------   ------------
Net Assets......................     100.0%   $ 57,374,061
==========================================================
  The federal income tax basis and unrealized appreciation
  (depreciation) for all investments is as follows:

Basis....................................  $ 47,603,151
                                           ============
Gross Appreciation.......................  $  6,073,590
Gross Depreciation.......................    (2,147,504)
                                           ------------
  Net Appreciation.......................  $  3,926,086
                                           ============

** Non-income producing security.

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                       DRIEHAUS EUROPEAN OPPORTUNITY FUND
                      SCHEDULE OF INVESTMENTS BY INDUSTRY
                                 JUNE 30, 2000
                                  (UNAUDITED)
--------------------------------------------------------------------------------

                                            PERCENT OF
INDUSTRY                                    NET ASSETS
--------                                    ----------
Banking...................................      2.0%
Basic Industries/Multi-Industry...........      1.7%
Biotechnology.............................      2.5%
Broadcast & Publishing Services...........      6.2%
Business & Publishing Services............      1.8%
Consumer Non-Durables/Multi-Industry......      1.5%
Drugs.....................................      2.4%
Electrical................................      3.8%
Electronic Components.....................     14.0%
Electronic Systems/Devices................      5.0%
Energy Sources............................      2.1%
Financial Services........................      4.0%

                                            PERCENT OF
INDUSTRY                                    NET ASSETS
--------                                    ----------
Health Care...............................      4.1%
Hospital Supplies.........................      3.4%
Machinery & Engineering...................      4.5%
Merchandising.............................      3.9%
Miscellaneous Materials...................      1.4%
Retailing -- Foods........................      1.6%
Retailing -- Goods........................      3.6%
Semiconductors/Components.................      8.8%
Software & EDP Services...................      3.4%
Technology/Multi-Industry.................      4.2%
Telecommunications........................      3.9%
Other Assets in Excess of Liabilities.....     10.2%
                                              ------
TOTAL.....................................    100.0%
                                              ======

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                       DRIEHAUS EUROPEAN OPPORTUNITY FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 2000
                                  (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
    Investments, at market value (Cost $47,603,151).........    $51,529,237
    Cash....................................................      4,333,873
    Receivables:
         Dividends..........................................         27,024
         Interest...........................................         24,715
         Investment securities sold.........................      2,774,278
         Fund shares sold...................................         26,535
    Prepaid expenses........................................         10,567
                                                                -----------
---------------------------------------------------------------------------
             TOTAL ASSETS...................................     58,726,229
                                                                -----------
---------------------------------------------------------------------------
LIABILITIES:
    Payables:
         Investment securities purchased....................      1,081,808
         Fund shares redeemed...............................        114,729
         Due to affiliates..................................         73,067
         Net unrealized depreciation on unsettled foreign
         currency forward contracts
           from transaction hedges..........................          2,283
    Accrued expenses........................................         80,281
                                                                -----------
---------------------------------------------------------------------------
             TOTAL LIABILITIES..............................      1,352,168
                                                                -----------
---------------------------------------------------------------------------
NET ASSETS..................................................    $57,374,061
                                                                ===========
SHARES OUTSTANDING..........................................      1,812,387
                                                                ===========
NET ASSET VALUE PER SHARE...................................    $     31.66
                                                                ===========
===========================================================================
NET ASSETS CONSISTED OF THE FOLLOWING AT JUNE 30, 2000:
    Paid-in capital.........................................    $51,969,160
    Undistributed net investment loss.......................       (331,971)
    Undistributed net realized gain.........................      2,229,993
    Undistributed net realized foreign exchange loss........       (434,709)
    Unrealized foreign exchange gain........................         15,502
    Unrealized appreciation on investments..................      3,926,086
                                                                -----------
             NET ASSETS.....................................    $57,374,061
                                                                ===========
===========================================================================

     Notes to Financial Statements are an integral part of this Statement.

--------------------------------------------------------------------------------
                       DRIEHAUS EUROPEAN OPPORTUNITY FUND
                            STATEMENT OF OPERATIONS
         FOR THE SIX MONTH PERIOD JANUARY 1, 2000 THROUGH JUNE 30, 2000
                                  (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT LOSS:
    Income:
         Dividends (Net of non-reclaimable foreign taxes of
         $1,290)............................................    $    82,757
         Interest...........................................        163,148
                                                                -----------
---------------------------------------------------------------------------
           Total income.....................................        245,905
                                                                -----------
---------------------------------------------------------------------------
    Expenses:
         Investment advisory fee............................        421,423
         Administration fee.................................         57,000
         Professional fees..................................         16,776
         Federal and state registration fees................         26,623
         Custodian fees.....................................         37,640
         Transfer agent fees................................         29,094
         Trustees' fees.....................................          5,244
         Miscellaneous......................................         15,086
         Interest...........................................          2,257
                                                                -----------
         Total expenses before fees waived..................        611,143
                                                                -----------
---------------------------------------------------------------------------
         Administration fee waived..........................        (17,667)
         Transfer agent fees waived.........................        (15,600)
                                                                -----------
           Total expenses net of fees waived................        577,876
                                                                -----------
---------------------------------------------------------------------------
             Net investment loss............................       (331,971)
                                                                -----------
---------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain from security transactions............      1,420,883
    Net realized foreign exchange loss......................       (434,709)
    Net change in unrealized foreign exchange gain..........         15,891
    Net change in unrealized appreciation of investments....     (5,927,334)
                                                                -----------
---------------------------------------------------------------------------
             Net realized and unrealized loss on
             investments....................................     (4,925,269)
                                                                -----------
---------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........    $(5,257,240)
                                                                ===========
===========================================================================

     Notes to Financial Statements are an integral part of this Statement.

--------------------------------------------------------------------------------
                       DRIEHAUS EUROPEAN OPPORTUNITY FUND
                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                For the six month period
                                                                    January 1, 2000
                                                                        through               For the year
                                                                     June 30, 2000                ended
                                                                      (unaudited)           December 31, 1999
-------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
    Operations:
         Net investment loss................................         $    (331,971)            $   (89,757)
         Net realized and unrealized gain (loss) on
           investments......................................            (4,925,269)             10,751,898
                                                                     -------------             -----------
-------------------------------------------------------------------------------------------------------------
             Net increase (decrease) in net assets resulting
               from operations..............................            (5,257,240)             10,662,141
                                                                     -------------             -----------
-------------------------------------------------------------------------------------------------------------
    Distributions to shareholders:
         Net investment income..............................                    --                      --
         Capital gains......................................                    --                      --
                                                                     -------------             -----------
             Total distributions to shareholders............                    --                      --
                                                                     -------------             -----------
-------------------------------------------------------------------------------------------------------------
    Capital share transactions:
         Proceeds from shares sold..........................           141,823,681              11,536,927
         Reinvestment of distributions......................                    --                      --
         Cost of shares redeemed............................          (101,189,670)               (201,788)
                                                                     -------------             -----------
             Net increase in net assets derived from capital
               share transactions...........................            40,634,011              11,335,139
                                                                     -------------             -----------
             Total increase in net assets...................            35,376,771              21,997,280
                                                                     -------------             -----------
-------------------------------------------------------------------------------------------------------------
NET ASSETS:
-------------------------------------------------------------------------------------------------------------
    Beginning of period.....................................         $  21,997,290             $        10
                                                                     -------------             -----------
    End of period...........................................         $  57,374,061             $21,997,290
                                                                     =============             ===========
=============================================================================================================
    Capital share transactions are as follows:
         Shares issued......................................             3,697,370                 822,951
         Shares reinvested..................................                    --                      --
         Shares redeemed....................................            (2,700,107)                 (7,828)
                                                                     -------------             -----------
             Net increase from capital share transactions...               997,263                 815,123
                                                                     =============             ===========
=============================================================================================================

     Notes to Financial Statements are an integral part of this Statement.

--------------------------------------------------------------------------------
                       DRIEHAUS EUROPEAN OPPORTUNITY FUND
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

    The Table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                                                                For the six
                                                               month period
                                                              January 1, 2000
                                                                  through         For the year
                                                               June 30, 2000          ended
                                                                (unaudited)     December 31, 1999
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period........................     $ 26.99            $ 10.00
                                                                 -------            -------
  INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss.......................................       (0.18)             (0.11)
  Net gains (losses) on investments (both realized and
    unrealized).............................................        4.85              17.10
                                                                 -------            -------
         Total income (loss) from investment operations.....        4.67              16.99
                                                                 -------            -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income......................          --                 --
  Distributions from capital gains..........................          --                 --
                                                                 -------            -------
         Total distributions................................          --                 --
                                                                 -------            -------
Net asset value, end of period..............................     $ 31.66            $ 26.99
                                                                 =======            =======
         Total Return.......................................       17.30%**          169.90%
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's)......................     $57,374            $21,997
  Ratio of expenses to average net assets...................        2.06%*+            2.10%+
  Ratio of net investment loss to average net assets........       (1.18)%*+          (1.26)%+
  Portfolio turnover........................................      229.29%**          214.90%
  Annualized portfolio turnover.............................      461.11%            214.90%

--------------------------------------------------------------------------------

*  Annualized

** Not Annualized

+ Such ratios are after administrative agent and transfer agent waivers and Adviser expense reimbursements, when applicable. PFPC Inc., the administrative agent and transfer agent, waived a portion of its fees. The Adviser agreed to absorb other operating expenses to the extent necessary to ensure that the total fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) will not exceed the fund's operating expense cap for the first thirty months of its operations. For the period from December 31, 1998 (the commencement of operations) through June 30, 2001 the Fund's operating expense cap will be 2.10% of average net assets.

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
        DRIEHAUS ASIA PACIFIC GROWTH FUND -- PORTFOLIO MANAGER'S LETTER
--------------------------------------------------------------------------------

Dear Fellow Shareholders:

    For the period from January 1, 2000, through June 30, 2000, the Driehaus Asia Pacific Growth Fund returned -15.10%. This compares with a return of -5.76% for the Morgan Stanley Capital International Asia/ Pacific Index and -14.41% for the Lipper Pacific Region Fund Index for the first half of 2000. For this period, the Driehaus Asia Pacific Growth Fund ranked 41st among the 61 funds in its Lipper Pacific Region Fund peer group.*

    Asian markets showed strong performance in the first quarter of 2000--largely echoing the Nasdaq lead in the U.S.--but by early March, valuations in most sectors reached unsustainable levels. During the first three months of the year, the fund's large weighting in technology and telecommunications (70% at the beginning of the year) helped performance, as the fund gained 6.06% for the first quarter. In particular, several of the fund's technology holdings during this period, including Himachal Futuristic Communications, Ltd., a telecommunications engineering company in India, and Mesiniaga Berhad, a Malaysian information technology services company, performed well.

    Although we succeeded in selling our most overvalued Japanese stocks, such as Hikari Tsushin, Inc. and Softbank Corp., in January before they collapsed, we reinvested the proceeds into new Nasdaq-style markets in South Korea and Taiwan, which did not perform as well as expected. With the correction in the U.S. Nasdaq market in March, the fund ended up losing 19.95% in the second quarter. By April, the fund had cut its technology and telecommunications weightings to 34% and invested in more reasonably priced stocks in a variety of sectors, including capital goods, consumer services, and healthcare.

    Politics also had an adverse effect on the markets this year. In March, a new pro-independence government was elected in Taiwan, which led to military threats by China that hurt investor confidence. In Japan, Prime Minister Keizo Obuchi unexpectedly died, and his successor, Yoshiro Mori, appears less willing to push forward Obuchi's reform agenda. Southeast Asia, namely Indonesia and the Philippines, became marginalized following the installation of new leadership that was perceived as ineffective.

    During the first half of 2000, investor interest was dominated by the countries of northeast Asia (South Korea, Hong Kong, and Taiwan) due to their greater roles in the electronics industry. However, even though these countries boast many internationally competitive companies, such as Samsung Electronics, continued delays in the cleanup of South Korea's financial system hurt the markets in this area.

    Although we believe that 2000 will be a year that favors stock selection rather than sector bets, we like several themes for the rest of the year in
Asia:

- Capital spending is recovering in Japan. Following a two-year freeze due to the Asian crisis, Japanese companies have started to reinvest in new factories, especially in the semiconductor and auto-related fields. For example, Daikin Industries, Ltd., a Japanese industrial air conditioner maker, saw a 17.50% jump in second-quarter sales.

- China's economy is accelerating. In the first half of 2000, Chinese GDP growth rose 8.20% after posting a gain of 7.10% in 1999, and exports rose 38% in the January-June period. From our meetings with Chinese analysts, we discovered that the Chinese government had clamped down on monetary policy in 1998-99 to prevent a currency collapse similar to that in Thailand. Now that the rest of Asia has recovered, the central bank has cut interest rates to boost growth. Moreover, the preliminary approval of China's membership into the World Trade Organization has led to increased confidence about the future of the private sector in China. One of the fund's new additions is Cosco Pacific, Ltd., a port operator in China and Hong Kong, which saw trade increase by 38% in April, 2000.

- Asian pharmaceutical companies are finally starting to achieve success in launching new products. Daiichi Pharmaceutical Co., Ltd., a Japanese drug company, launched a new antibiotic drug, Cravit, that saw sales to the U.S. rise 91% in 1999. Another recent addition to the fund was Cochlear, Ltd., an Australian hearing aid company that has the largest market share in the U.S. for the severely hearing-impaired market.

    One stock we sold in the first half was Communication Network Interface, Inc., a South Korean small cap manufacturer of handheld pagers that allow stock trading. Despite South Korea's status as the country with the highest penetration of online day traders (about 50% of total trades) the company failed to sign any deals to export their pagers abroad.

    1999 was such an exceptional year for Asia's stock markets--with increasing confidence in the Asian economic recovery--that valuations and expectations for 2000 rose too high. This year has been one of transition to a lower post-crisis period of 5-6% GDP growth and 15-20% earnings-per-share growth. We believe that much of the bad news has already been factored into the markets, and the second half of 2000 should show some improvement.

Sincerely,

Eric J. Ritter
Eric J. Ritter, CFA
Portfolio Manager
August 24, 2000

---------------

* The Fund's total return for the six-month period ending June 30, 2000, was ranked number 41 out of 61 funds by Lipper Analytical Services, Inc. in the Lipper Pacific Region Fund category.

                       DRIEHAUS ASIA PACIFIC GROWTH FUND
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/00
--------------------------------------------------------------------------------

                                                  DRIEHAUS ASIA
                                                  PACIFIC GROWTH                             LIPPER PACIFIC
                                                       FUND              MSCI ASIA            REGION FUND
                                                     (DRAPX)           PACIFIC INDEX             INDEX
                                                  --------------       -------------         --------------
  One Year                                            80.85%              18.71%                 14.96%
  Since Inception (12/31/97 -- 6/30/00)               56.49%              18.70%                 17.02%

    Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

                                                                                                          LIPPER PACIFIC REGION
                                                          DRAPX              MSCI ASIA PACIFIC INDEX           FUND INDEX
                                                          -----              -----------------------      ---------------------
Dec 1997                                                10000.00                    10000.00                    10000.00
Mar 1998                                                 9950.00                    10462.00                    10282.00
Jun 1998                                                 8500.00                     9261.00                     8880.00
Sept 1998                                                8300.00                     8058.00                     8081.00
Dec 1998                                                 9900.00                    10203.00                     9705.00
Mar 1999                                                12160.00                    11336.00                    10443.00
Jun 1999                                                16940.00                    12932.00                    12887.00
Sept 1999                                               21940.00                    13984.00                    13647.00
Dec 1999                                                36084.00                    16290.00                    17308.00
Mar 2000                                                38271.00                    16455.00                    16825.00
Jun 2000                                                30635.00                    15352.00                    14815.00

    Performance data presented measures change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

    The graph compares the results of a $10,000 investment in the Fund since December 31, 1997, (the date of the Fund's commencement of operations), with all dividends and capital gains reinvested, with the Morgan Stanley Capital International (MSCI) Asia Pacific Index with dividends reinvested and the Lipper Pacific Region Fund Index with dividends reinvested for the same period.

    The MSCI Asia Pacific Index is a recognized benchmark of Asian and Pacific Basin stock markets. It is an unmanaged index of a sample of companies representative of the market structure of 15 Asian and Pacific Basin countries. Data is in U.S. dollars. Source: Morgan Stanley Capital International.

    The Lipper Pacific Region Fund Index is an equally weighted managed index of the 10 largest qualifying funds that invest in securities with primary trading markets concentrated in the Western Pacific Basin or a single country within this region. Data is in U.S. dollars. Source: Lipper Analytical Services.

--------------------------------------------------------------------------------
                       DRIEHAUS ASIA PACIFIC GROWTH FUND
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2000
                                  (UNAUDITED)
--------------------------------------------------------------------------------

                                    Number       Market
                                      of          Value
                                    Shares      (Note A)
----------------------------------------------------------
EQUITY SECURITIES -- 72.7%
----------------------------------------------------------
FAR EAST -- 72.7%
  JAPAN -- 41.2%
    Canon, Inc. .................     15,000   $   748,572
    Central Glass Co., Ltd.......    240,000     1,277,108
    Daifuku Co., Ltd.............     60,000       666,909
    Daiichi Pharmaceutical Co.,
      Ltd........................     44,000     1,118,699
    Daikin Industries, Ltd.......     45,000     1,048,426
    Dainippon Pharmaceutical Co.,
      Ltd........................     83,000     1,109,266
    Eisai Co., Ltd...............     18,000       578,442
    Hisamitsu Pharmaceutical Co.,
      Inc. ......................     28,000       431,638
    Hisamitsu Pharmaceutical Co.,
      Inc. -- New**..............     28,000       431,638
    Kirin Beverage Corp..........     16,000       426,459
    Mitsubishi Electric Corp.....     40,000       434,020
    Mitsui O.S.K Lines, Ltd......    206,000       478,972
    Net One Systems Co., Ltd.....          5       126,841
    Nihon Dempa
      Kogyo Co., Ltd.............     10,000       519,841
    Nippon Foundry, Inc.**.......         25       432,414
    Nippon Sheet Glass Co.,
      Ltd........................     76,000     1,058,813
    Nippon Thompson Co., Ltd.....     70,000     1,065,202
    Nissan Motor Co., Ltd.**.....      1,000         5,907
    Pioneer Corp.................     14,000       546,495
    Sanyo Electric Co., Ltd......     78,000       703,317
    Square Co., Ltd..............      1,350        99,781
    Sumitomo Bakelite Co.,
      Ltd........................     34,000       448,935
    Tokyo Denpa Co., Ltd.........        900        56,313
    Toys "R" Us -- Japan,
      Ltd.**.....................      7,000     1,190,909
                                               -----------
                                                15,004,917
                                               -----------
  HONG KONG -- 7.9%
    ASM Pacific Technology,
      Ltd........................    152,000       569,388
    Cosco Pacific, Ltd...........    546,000       430,774
    Giordano International,
      Ltd........................    360,000       547,272
    Johnson Electric Holdings,
      Ltd.**.....................    100,000       946,116
    Li & Fung, Ltd...............     80,000       400,255
                                               -----------
                                                 2,893,805
                                               -----------
  SOUTH KOREA -- 7.0%
    Cheil Communications,
      Inc. ......................      5,010       653,778
    HandySoft Corp.**............      8,479       249,810
    Hyundai Electronics
      Industries Co., Ltd.**.....     26,000       513,010
    Jang Media Interactive
      Corp.......................        744        14,280
    Samsung Electronics..........      2,051       678,769
    Samsung SDI Co., Ltd.........      9,230       442,879
                                               -----------
                                                 2,552,526
                                               -----------
  AUSTRALIA -- 5.4%
    APN News & Media, Ltd........      3,236         7,844
    Cochlear, Ltd................     22,000       379,871
    CSL, Ltd.....................     23,650       469,095
    ERG, Ltd.....................     29,000       225,836
    MYOB, Ltd....................    118,199       361,232
    Novus Petroleum, Ltd.**......    490,000       518,096
                                               -----------
                                                 1,961,974
                                               -----------

----------------------------------------------------------
                                    Number       Market
                                      of          Value
                                    Shares      (Note A)
  SINGAPORE -- 4.4%
    Chartered Semiconductor
      Manufacturing, Ltd.**......    111,000   $   969,416
    Neptune Orient Lines,
      Ltd.**.....................    700,000       647,781
                                               -----------
                                                 1,617,197
                                               -----------
  TAIWAN -- 3.1%
    Macronix International Co.,
      Ltd.**.....................     24,830        62,077
    Realtek Semiconductor
      Corp.......................     91,000       759,343
    Stark Technology, Inc.**.....     23,000       306,179
                                               -----------
                                                 1,127,599
                                               -----------
  CHINA -- 1.5%
    Zhenhai Refining and Chemical
      Co., Ltd...................  3,526,000       547,331
                                               -----------
  NEW ZEALAND -- 1.2%
    Fletcher Challenge Energy....    130,000       425,323
                                               -----------
  MALAYSIA -- 1.0%
    Digi.com Berhad**............    204,500       374,028
                                               -----------
    Total Far East...............               26,504,700
                                               -----------
    Total Equity Securities (Cost
      $22,745,839)...............               26,504,700
                                               -----------
----------------------------------------------------------
EQUITY PARTICIPATION NOTES -- 4.7% (Note C)
----------------------------------------------------------
  INDIA -- 4.7%
    Himachal Futuristic
      Communications, Ltd.
      (Series A)**+..............     14,003       446,694
    Satyam Computer Services,
      Ltd. (Series C)**+.........      6,700       446,956
    Sri Adhikari Brothers
      Television Network, Ltd.
      (Series A)**+..............     19,182       247,187
    Sun Pharmaceutical
      Industries, Ltd. (Series
      A)**+......................     36,000       432,522
    Television Eighteen India,
      Ltd. (Series A)**+.........      9,500       129,226
                                               -----------
                                                 1,702,585
                                               -----------
    Total Equity Participation
      Notes (Cost $1,664,591)....                1,702,585
                                               -----------
----------------------------------------------------------
  TOTAL INVESTMENTS (COST
    $24,410,430).................      77.4%   $28,207,285
  Other Assets in Excess of
    Liabilities..................      22.6%     8,251,490
                                   ---------   -----------
Net Assets.......................     100.0%   $36,458,775
==========================================================
  The federal income tax basis and unrealized appreciation
  (depreciation) for all investments is as follows:

Basis.....................................  $ 24,410,430
                                            ============
Gross Appreciation*.......................  $  4,001,217
Gross Depreciation........................      (204,362)
                                            ------------
  Net Appreciation........................  $  3,796,855
                                            ============
 *Exclusive of foreign withholding taxes
  payable of $20,535.
**Non-income producing security.
 +Restricted security.

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                       DRIEHAUS ASIA PACIFIC GROWTH FUND
                      SCHEDULE OF INVESTMENTS BY INDUSTRY
                                 JUNE 30, 2000
                                  (UNAUDITED)
--------------------------------------------------------------------------------

                                         PERCENT OF
INDUSTRY                                 NET ASSETS
--------                                 ----------
Appliances.............................      3.4%
Beverages & Tobacco....................      1.2%
Broadcast & Publishing Services........      2.9%
Building Materials.....................      1.2%
Clothing...............................      1.5%
Chemicals..............................      6.2%
Consumer Services/Multi-Industry.......      2.0%
Data Processing........................      2.0%
Electrical & Electronics...............      5.2%
Electronic Components..................      5.6%
Electronic Systems/Devices.............      1.9%
Energy Sources.........................      1.4%
Health Care............................     12.5%
Investments............................      1.1%
Industrial Components..................      4.7%
Machinery & Engineering................      4.7%
Medical Supplies.......................      1.0%
Miscellaneous Materials................      2.9%
Retailing -- Goods.....................      3.3%
Semiconductors/Components..............      4.1%
Technology/Multi-Industry..............      3.2%
Telecommunications.....................      2.3%
Transportation -- Shipping.............      3.1%
Other Assets in Excess of
  Liabilities..........................     22.6%
                                           ------
TOTAL..................................    100.0%
                                           ======

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                       DRIEHAUS ASIA PACIFIC GROWTH FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 2000
                                  (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
    Investments, at market value (Cost $24,410,430).........    $28,207,285
    Foreign currency (Cost $1,233,610)......................      1,233,981
    Cash....................................................      6,746,743
    Receivables:
         Dividends..........................................          8,622
         Interest...........................................         19,552
         Investment securities sold.........................      4,050,132
         Fund shares sold...................................      2,113,900
         Net unrealized appreciation on unsettled foreign
         currency forward contracts from transaction
         hedges.............................................          5,775
    Prepaid expenses........................................         11,205
    Deferred organizational costs...........................         14,661
                                                                -----------
---------------------------------------------------------------------------
             TOTAL ASSETS...................................     42,411,856
                                                                -----------
---------------------------------------------------------------------------
LIABILITIES:
    Payables:
         Investment securities purchased....................      1,147,980
         Fund shares redeemed...............................      4,636,206
         Due to affiliates..................................         54,712
         Foreign taxes......................................         20,907
    Accrued expenses........................................         93,276
                                                                -----------
---------------------------------------------------------------------------
             TOTAL LIABILITIES..............................      5,953,081
                                                                -----------
---------------------------------------------------------------------------
NET ASSETS..................................................    $36,458,775
                                                                ===========
SHARES OUTSTANDING..........................................      1,377,014
                                                                ===========
NET ASSET VALUE PER SHARE...................................    $     26.48
                                                                ===========
===========================================================================
NET ASSETS CONSISTED OF THE FOLLOWING AT JUNE 30, 2000:
    Paid-in capital.........................................    $27,082,696
    Undistributed net investment loss.......................       (281,387)
    Undistributed net realized gain.........................      6,327,424
    Undistributed net realized foreign exchange loss........       (451,348)
    Unrealized foreign exchange gain........................          5,070
    Unrealized appreciation on investments (net of foreign
     withholding taxes payable of $20,535)..................      3,776,320
                                                                -----------
             NET ASSETS.....................................    $36,458,775
                                                                ===========
===========================================================================

     Notes to Financial Statements are an integral part of this Statement.

--------------------------------------------------------------------------------
                       DRIEHAUS ASIA PACIFIC GROWTH FUND
                            STATEMENT OF OPERATIONS
         FOR THE SIX MONTH PERIOD JANUARY 1, 2000 THROUGH JUNE 30, 2000
                                  (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT LOSS:
    Income:
         Dividends (Net of non-reclaimable foreign taxes of
          $6,890)...........................................      $   116,746
         Interest...........................................           69,346
         Other..............................................              415
                                                                  -----------
-------------------------------------------------------------------------------
           Total income.....................................          186,507
                                                                  -----------
-------------------------------------------------------------------------------
    Expenses:
         Investment advisory fee............................          293,313
         Administration fee.................................           57,000
         Professional fees..................................           21,826
         Federal and state registration fees................           15,311
         Custodian fee......................................           52,904
         Transfer agent fees................................           24,420
         Trustees' fees.....................................            4,555
         Amortization of organization costs.................            2,919
         Miscellaneous......................................           20,166
         Interest...........................................           11,104
                                                                  -----------
         Total expenses before fees waived..................          503,518
                                                                  -----------
-------------------------------------------------------------------------------
         Administration fee waived..........................          (29,624)
         Transfer agent fees waived.........................           (6,000)
                                                                  -----------
           Total expenses net of fees waived................          467,894
                                                                  -----------
-------------------------------------------------------------------------------
             Net investment loss............................         (281,387)
                                                                  -----------
-------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain from security transactions............        2,130,984
    Net realized foreign exchange loss......................         (451,348)
    Net change in unrealized foreign exchange gain..........            4,990
    Net change in unrealized appreciation of investments
     (net of foreign withholding taxes payable of
     $20,535)...............................................       (6,731,856)
                                                                  -----------
-------------------------------------------------------------------------------
             Net realized and unrealized loss on
             investments....................................       (5,047,230)
                                                                  -----------
-------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........      $(5,328,617)
                                                                  ===========
===============================================================================

     Notes to Financial Statements are an integral part of this Statement.

--------------------------------------------------------------------------------
                       DRIEHAUS ASIA PACIFIC GROWTH FUND
                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                              For the six month period
                                                                  January 1, 2000
                                                                      through              For the year
                                                                   June 30, 2000               ended
                                                                    (unaudited)          December 31, 1999
----------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
    Operations:
        Net investment loss.................................        $   (281,387)           $  (219,435)
        Net realized and unrealized gain (loss) on
          investments.......................................          (5,047,230)            17,822,959
                                                                    ------------            -----------
----------------------------------------------------------------------------------------------------------
            Net increase (decrease) in net assets resulting
              from operations...............................          (5,328,617)            17,603,524
                                                                    ------------            -----------
----------------------------------------------------------------------------------------------------------
    Distributions to shareholders:
        Net investment income...............................                  --                     --
        Capital gains.......................................                  --             (3,257,162)
                                                                    ------------            -----------
            Total distributions to shareholders.............                  --             (3,257,162)
                                                                    ------------            -----------
----------------------------------------------------------------------------------------------------------
    Capital share transactions:
        Proceeds from shares sold...........................         118,256,400             13,766,077
        Reinvestment of distributions.......................                  --              3,257,162
        Cost of shares redeemed.............................        (106,501,071)            (6,302,441)
                                                                    ------------            -----------
            Net increase in net assets derived from capital
              share transactions............................          11,755,329             10,720,798
                                                                    ------------            -----------
            Total increase in net assets....................           6,426,712             25,067,160
                                                                    ------------            -----------
----------------------------------------------------------------------------------------------------------
NET ASSETS:
----------------------------------------------------------------------------------------------------------
    Beginning of period.....................................        $ 30,032,063            $ 4,964,903
                                                                    ------------            -----------
    End of period...........................................        $ 36,458,775            $30,032,063
                                                                    ============            ===========
==========================================================================================================
    Capital share transactions are as follows:
        Shares issued.......................................           4,139,675                674,329
        Shares reinvested...................................                  --                117,928
        Shares redeemed.....................................          (3,725,402)              (330,928)
                                                                    ------------            -----------
            Net increase from capital share transactions....             414,273                461,329
                                                                    ============            ===========
==========================================================================================================

     Notes to Financial Statements are an integral part of this Statement.

--------------------------------------------------------------------------------
                       DRIEHAUS ASIA PACIFIC GROWTH FUND
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

    The Table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                                                                                               For the period
                                     For the six                                                  from the
                                    month period                           For the three        commencement
                                   January 1, 2000                         month period        of operations
                                       through         For the year       October 1, 1998    December 31, 1997
                                    June 30, 2000          ended              through             through
                                     (unaudited)     December 31, 1999   December 31, 1998   September 30, 1998
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period.........................      $ 31.19            $  9.90             $  8.30             $ 10.00
                                       -------            -------             -------             -------
  INCOME (LOSS) FROM INVESTMENT
    OPERATIONS:
  Net investment loss............        (0.20)             (0.23)              (0.04)              (0.02)
  Net gains (losses) on
    investments (both realized
    and unrealized)..............        (4.51)             25.85                1.64               (1.68)
                                       -------            -------             -------             -------
         Total income (loss) from
           investment
           operations............        (4.71)             25.62                1.60               (1.70)
                                       -------            -------             -------             -------
  LESS DISTRIBUTIONS:
  Dividends from net investment
    income.......................           --                 --                  --                  --
  Distributions from capital
    gains........................           --              (4.33)                 --                  --
                                       -------            -------             -------             -------
         Total distributions.....           --              (4.33)                 --                  --
                                       -------            -------             -------             -------
Net asset value, end of period...      $ 26.48            $ 31.19             $  9.90             $  8.30
                                       =======            =======             =======             =======
         Total Return............       (15.10)%**         264.49%              19.28%**           (17.00)%**
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in
    000's).......................      $36,459            $30,032             $ 4,965             $ 3,582
  Ratio of expenses to average
    net assets...................         2.39%*+            2.60%+              2.95%*+             2.95%*+
  Ratio of net investment loss to
    average net assets...........        (1.44)%*+          (1.88)%+            (2.64)%*+           (0.45)%*+
  Portfolio turnover.............       351.47%**          362.55%              92.40%**           283.59%**
  Annualized portfolio
    turnover.....................       706.81%            362.55%             366.60%             379.16%

--------------------------------------------------------------------------------

 * Annualized

** Not Annualized

+ Such ratios are after administrative agent and transfer agent waivers and Adviser expense reimbursements, when applicable. PFPC Inc., the administrative agent and transfer agent, waived a portion of its fees. The Adviser agreed to absorb other operating expenses to the extent necessary to ensure that the total fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) will not exceed the fund's operating expense cap for the first forty-two months of its operations. For the period from December 31, 1997 (the commencement of operations) through May 31, 1999 the Fund's operating expense cap was 2.95% of average net assets. For the period June 1, 1999 through June 30, 2001 the operating expense cap has been reduced to 2.50% of average net assets.

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
      DRIEHAUS EMERGING MARKETS GROWTH FUND -- PORTFOLIO MANAGER'S LETTER
--------------------------------------------------------------------------------

Dear Fellow Shareholders:

    For the period January 1, 2000, through June 30, 2000, the Driehaus Emerging Markets Growth Fund returned -0.05%. This compares with a return of -5.00% for the Morgan Stanley Capital International Emerging Markets Index and -9.60% for the Lipper Emerging Markets Fund Index for the first six months of 2000. For this period, the Driehaus Emerging Markets Growth Fund ranked 7th among the 198 funds in the Lipper Emerging Markets Fund peer group.*

    Like most markets worldwide, the emerging markets began the year with strong first-quarter performance, particularly in technology, media, and telecommunications shares. There seemed to be an especially high correlation between the Nasdaq market in the U.S. and emerging markets this year, due largely to the major technology and telecommunications components of all these markets. Consequently, as high valuations, continued interest rate hikes, and inflation fears triggered a correction in the U.S. market in March, emerging markets worldwide also saw a general sell-off. By late May, these markets had started to recover in response to tentative signs of an economic slowdown in the U.S.

    The fund started the year with large weightings in technology, media, and telecommunications. However, with the market correction, we sold many of our holdings in these areas that had high valuations and/or earnings disappointments. By the end of the first half, we had reduced the fund's technology allocation to less than 17% from 30% at the end of 1999. The proceeds from these sales were reinvested in more timely growth ideas outside of technology, mainly consumer non-durables, capital goods, and transportation.

    From a regional perspective, the fund had a substantial position in Latin America, where we particularly like the outlook for Mexico and Brazil. In Mexico, we believe the recent election of opposition leader Vicente Fox, as well as the peaceful transition to a new government, bodes well for the country's political and economic climate. Since the election, the country's GDP growth has accelerated, the currency has strengthened, and inflation projections are expected to decline. In addition, the recent rise in oil prices has boosted Mexico's reserves, which should increase spending on such items as infrastructure and education. With more diversified manufacturing and export industries, the only cloud on the horizon appears to be the chance of further interest rate increases in the U.S., which could have a negative impact on the closely-tied Mexican economy. One of our successful Mexican holdings is Grupo Televisa SA, the largest broadcaster in Mexico, with a market share of about 75%. The company, which is also the largest producer of Spanish-language content in the world, is benefiting from a substantial increase in advertising spending.

    In Brazil, we expect to see robust GDP growth continue over the next few years, inflation to fall, and interest rates to decline from their current levels of about 18%. Strong corporate earnings, with earnings upgrades across Brazil as a whole, should result in good prospects for the stock market there. Rising oil prices, corporate restructuring, and exploration and production growth benefited one of our larger holdings there, Petroleo Brasileiro SA, the state-owned oil monopoly.

    Over the first half, we also increased our allocation to China, through direct investments in the Chinese market as well as China-related shares in Hong Kong, based on the country's accelerating economy and improved sentiment following World Trade Organization approval. Two of our holdings in this market included China Shipping Development Co., Ltd., which has benefited from China's growing exports to other Asian countries, and China Unicom, Ltd., the second cellular phone company to be licensed in China.

    Other markets we favored during the first half included Israel, especially that country's technology sector, and South Korea, where companies are demonstrating solid earnings growth with reasonable valuations following the March correction. On the other hand, valuations in Turkey remain stretched following a major run-up in that stock market. Accordingly, we sold our positions in Alcatel, Aksigorta AS, and Haci Omer Sabanci Holding AS. We also reduced our exposure to South Africa due to a weaker currency, increased inflation fears, disappointing GDP growth, and political problems in neighboring countries.

    In our opinion, the overall outlook for emerging markets is fairly positive. Valuations remain reasonable, and earnings growth looks strong for the remainder of 2000 and into 2001. Given a neutral-to-positive equity environment in the U.S., we expect emerging markets to continue to perform well.

Sincerely,

Emery R. Brewer
Emery R. Brewer
Portfolio Manager
August 24, 2000

---------------

* The fund's total return for the six-month period ending June 30, 2000, was ranked number seven out of 198 funds by Lipper Analytical Services, Inc. in the Lipper Emerging Markets Fund category. During the period, the adviser reimbursed a portion of the fund's expenses; otherwise, the fund's returns and ranking may have been lower.

                     DRIEHAUS EMERGING MARKETS GROWTH FUND
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/00
--------------------------------------------------------------------------------

                                               DRIEHAUS EMERGING
                                                MARKETS GROWTH      MSCI EMERGING     LIPPER EMERGING
                                                 FUND (DREGX)       MARKETS INDEX    MARKETS FUND INDEX
                                               -----------------    -------------    ------------------
  One Year                                           52.79%            12.72%              13.07%
  Since Inception (12/31/97 -- 6/30/00)              28.41%             8.69%               4.53%

    Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

                                                                              MSCI EMERGING MARKETS          LIPPER EMERGING
                                                          DREGX                       INDEX                MARKETS FUND INDEX
                                                          -----               ---------------------        ------------------
Dec 1997                                                10000.00                    10000.00                    10000.00
Mar 1998                                                10550.00                    10722.00                    10512.00
Jun 1998                                                 9520.00                     8183.00                     8300.00
Sept 1998                                                7560.00                     6504.00                     6331.00
Dec 1998                                                 8730.00                     7679.00                     7313.00
Mar 1999                                                 9380.00                     8663.00                     7894.00
Jun 1999                                                12230.00                    10926.00                     9880.00
Sept 1999                                               11480.00                    10374.00                     9190.00
Dec 1999                                                18696.00                    12964.00                    12357.00
Mar 2000                                                22169.00                    13603.00                    12614.00
Jun 2000                                                18686.00                    12316.00                    11171.00

    Performance data presented measures change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

    The graph compares the results of a $10,000 investment in the Fund since December 31, 1997, (the date of the Fund's commencement of operations), with all dividends and capital gains reinvested, with the Morgan Stanley Capital International (MSCI) Emerging Markets Index with dividends reinvested and the Lipper Emerging Markets Fund Index with dividends reinvested for the same period.

    The MSCI Emerging Markets Index is a recognized benchmark of Emerging Markets stock markets. It is an unmanaged index of a sample of companies representative of the market structure of 26 Emerging Markets countries. Data is in U.S. dollars. Source: Morgan Stanley Capital International.

    The Lipper Emerging Markets Fund Index is an equally weighted managed index of the 30 largest qualifying funds. Funds in this index seek long-term capital appreciation by investing at least 65% of their total assets in emerging market equity securities, where "emerging markets" is defined by a country's per-capita GNP or other economic measure. Data is in U.S. dollars. Source: Lipper Analytical Services.

--------------------------------------------------------------------------------
                     DRIEHAUS EMERGING MARKETS GROWTH FUND
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2000
                                  (UNAUDITED)
--------------------------------------------------------------------------------

                                   Number        Market
                                     of          Value
                                   Shares       (Note A)
----------------------------------------------------------
EQUITY SECURITIES -- 85.3%
----------------------------------------------------------
FAR EAST -- 39.5%
  SOUTH KOREA -- 12.2%
    Cheil Communications,
      Inc. .....................      3,757   $    490,268
    Daum Communications
      Corp.**...................      2,000        190,137
    Garnet Systems Co.,
      Ltd.**....................     22,028        223,256
    Hanjin Transportation Co....        753          9,457
    Hite Brewery Co., Ltd.......     10,900        479,018
    Insung Information Co.,
      Ltd.**....................        280          4,282
    Kookmin Bank................     23,630        300,941
    Korea Electric Power (KEP)
      Corp. -- ADR..............     14,900        274,719
    LG Ad, Inc. ................      3,200        204,056
    Samsung Electronics --
      GDR+......................      2,670        523,320
    Samsung SDI Co., Ltd........      5,000        239,913
    SK Telecom Co., Ltd. --
      ADR.......................      8,900        323,181
    Trigem Computer, Inc. ......        718         14,393
                                              ------------
                                                 3,276,941
                                              ------------
  TAIWAN -- 7.7%
    Advantech Co., Ltd..........      5,700         30,167
    Ambit Microsystems Corp.....     24,000        237,670
    Asustek Computer, Inc. --
      GDR.......................         13            126
    Bank Sinopac................    529,000        340,082
    Hon Hai Precision Industry
      Co., Ltd.**...............     41,000        370,077
    Realtek Semiconductor
      Corp......................     42,000        350,466
    Systex Corp.**..............      8,160         28,614
    Taiwan Semiconductor
      Manufacturing Co., Ltd. --
      ADR**.....................      8,478        328,558
    Via Technologies, Inc.**....     15,000        231,339
    Windbond Electronics
      Corp. -- GDR**............      5,500        158,125
                                              ------------
                                                 2,075,224
                                              ------------
  HONG KONG -- 5.1%
    ASM Pacific Technology,
      Ltd.......................     65,000        243,489
    China Mobile Hong Kong,
      Ltd.**....................        920        163,587
    China Unicom, Ltd. --
      ADR**.....................     15,100        320,875
    Cosco Pacific, Ltd..........    300,000        236,689
    Giordano International,
      Ltd.......................    179,363        272,668
    Phoenix Satellite Television
      Holdings, Ltd.**..........  1,000,000        138,550
                                              ------------
                                                 1,375,858
                                              ------------

----------------------------------------------------------
                                   Number        Market
                                     of          Value
                                   Shares       (Note A)
  CHINA -- 4.5%
    China Shipping Development
      Co., Ltd.**...............  2,834,000   $    516,262
    Jinzhou Port Co., Ltd.**....    600,000        225,600
    PetroChina Co., Ltd. --
      ADR**.....................     12,100        253,344
    Shandong Huaneng Power Co.,
      Ltd. -- ADR...............     52,000        217,750
                                              ------------
                                                 1,212,956
                                              ------------
  SINGAPORE -- 2.7%
    Chartered Semiconductor
      Manufacturing, Ltd. --
      ADR**.....................      2,950        265,500
    Neptune Orient Lines,
      Ltd.**....................    500,000        462,701
                                              ------------
                                                   728,201
                                              ------------
  THAILAND -- 2.4%
    Siam City Cement Public Co.,
      Ltd. (Foreign)**..........     73,000        275,446
    TelecomAsia Corporation
      Public Co., Ltd.
      (Foreign)**...............    208,300        231,009
    Thai Farmers Bank Public
      Co., Ltd. (Foreign)**.....    160,000        134,612
                                              ------------
                                                   641,067
                                              ------------
  INDIA -- 2.0%
    Reliance Industries, Ltd. --
      GDR+......................     13,000        273,000
    Videsh Sanchar Nigam,
      Ltd. -- GDR...............     17,500        273,438
                                              ------------
                                                   546,438
                                              ------------
  MALAYSIA -- 1.4%
    Digi.com Berhad**...........    116,000        212,162
    Mesiniaga Berhad............     66,000        173,688
                                              ------------
                                                   385,850
                                              ------------
  PHILIPPINES -- 0.9%
    Filinvest Land, Inc.**......  5,500,000        239,193
                                              ------------
  INDONESIA -- 0.6%
    Gulf Indonesia Resources,
      Ltd.**....................     19,100        152,800
                                              ------------
    Total Far East..............                10,634,528
                                              ------------

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                     DRIEHAUS EMERGING MARKETS GROWTH FUND
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2000
                                  (UNAUDITED)
--------------------------------------------------------------------------------

                                   Number        Market
                                     of          Value
                                   Shares       (Note A)
----------------------------------------------------------
EUROPE -- 14.5%
  TURKEY -- 3.1%
    Dogan Yayin Holding AS**.... 11,514,000   $    195,159
    Global Menkul Degerler
      AS**...................... 14,762,000        204,935
    Vestel Elektronik Sanayi Ve
      Ticaret AS**..............    670,000        202,791
    Yapi ve Kredi Bankasi AS --
      GDR.......................     20,000        222,022
                                              ------------
                                                   824,907
                                              ------------
  POLAND -- 2.7%
    Art Marketing Syndicate
      SA**......................     16,063        230,533
    Netia Holdings SA -- ADR**..     11,000        299,200
    Prokom Software SA -- GDR...      8,200        207,460
                                              ------------
                                                   737,193
                                              ------------
  RUSSIA -- 2.5%
    Golden Telecom, Inc **......      7,625        226,844
    LUKoil Holdings -- ADR......      5,800        296,496
    Mobile Telesystems -- ADR...      6,000        134,250
                                              ------------
                                                   657,590
                                              ------------
  UNITED KINGDOM -- 2.0%
    Lasmo PLC...................    255,000        540,462
                                              ------------
  FINLAND -- 1.8%
    Hartwall Oyj ABP............     23,450        472,057
                                              ------------
  GREECE -- 1.3%
    Folli -- Follie Abee........      7,000        154,773
    Hellenic Telecommunications
      Organization SA -- ADR....     16,700        203,531
                                              ------------
                                                   358,304
                                              ------------
  ESTONIA -- 1.1%
    Hansabank, Ltd..............     39,440        298,367
                                              ------------
    Total Europe................                 3,888,880
                                              ------------
SOUTH AMERICA -- 12.1%
  BRAZIL -- 11.4%
    Celular CRT Participacoes
      SA -- A (Pref.)**.........  1,111,000        480,379
    Companhia Paranaense de
      Energia-Copel -- ADR......     43,800        407,888
    Empresa Brasileira de
      Aeronautica SA (Pref.)....     90,000        519,360
    Globo Cabo SA -- ADR........     12,311        170,815
    Petroleo Brasileiro SA
      (Pref.) -- ADR............     19,188        579,698
    Tele Norte Leste
      Participacoes SA -- ADR...     22,539        532,488
    Telemig Celular
      Participacoes SA -- ADR...      5,212        372,658
                                              ------------
                                                 3,063,286
                                              ------------

----------------------------------------------------------
                                   Number        Market
                                     of          Value
                                   Shares       (Note A)
  CHILE -- 0.7%
    Distribucion y Servicio D&S
      SA -- ADR.................     11,500   $    199,813
                                              ------------
    Total South America.........                 3,263,099
                                              ------------
NORTH AMERICA -- 11.3%
  MEXICO -- 10.4%
    Consorcio Ara SA de CV**....    205,600        242,295
    Corporacion Interamericana
      de Entretenimiento SA --
      B**.......................     80,500        320,587
    Fomento Economico Mexicano
      SA de CV -- ADR...........      9,150        394,022
    Grupo Financiero Banorte SA
      de CV -- O**..............    236,200        331,149
    Grupo Televisa SA --
      GDR**.....................      7,840        540,470
    Telefonos de Mexico SA --
      ADR -- L..................      8,770        500,986
    Tubos de Acero de Mexico
      SA -- ADR.................     19,900        276,113
    TV Azteca SA de CV -- ADR...     15,300        201,769
                                              ------------
                                                 2,807,391
                                              ------------
  UNITED STATES -- 0.9%
    Electric Fuel Corp.**.......     15,200        232,750
                                              ------------
    Total North America.........                 3,040,141
                                              ------------

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                     DRIEHAUS EMERGING MARKETS GROWTH FUND
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2000
                                  (UNAUDITED)
--------------------------------------------------------------------------------

                                   Number        Market
                                     of          Value
                                   Shares       (Note A)
----------------------------------------------------------
MIDDLE EAST -- 4.9%
  ISRAEL -- 4.9%
    Check Point Software
      Technologies, Ltd.**......        766   $    162,200
    Clal Industries, Ltd........      9,600        114,648
    NUR Macroprinters, Ltd.**...     15,500        224,750
    Orbotech, Ltd.**............      3,249        301,751
    Ormat Industries, Ltd.**....     40,000        117,270
    TTI Team Telecom
      International, Ltd.**.....     11,200        403,200
                                              ------------
                                                 1,323,819
                                              ------------
    Total Middle East...........                 1,323,819
                                              ------------
AFRICA -- 3.0%
  SOUTH AFRICA -- 3.0%
    African Bank Investments,
      Ltd.**....................     61,370         80,200
    Energy Africa, Ltd.**.......     88,000        201,187
    M-Cell, Ltd.................     84,600        409,912
    Prism Holdings, Ltd.**......    127,000        111,457
                                              ------------
                                                   802,756
                                              ------------
    Total Africa................                   802,756
                                              ------------
    Total Equity Securities
      (Cost $21,082,439)........                22,953,223
                                              ------------
----------------------------------------------------------
EQUITY PARTICIPATION NOTES -- 2.8% (Note C)
----------------------------------------------------------
  INDIA -- 2.8%
    Aptech, Ltd. (Series B)**+..      2,700         55,328
    Himachal Futuristic
      Communications, Ltd.
      (Series A)**+.............     14,647        467,237
    Satyam Computer Services,
      Ltd. (Series C)**+........      3,300        220,143
                                              ------------
                                                   742,708
                                              ------------
    Total Equity Participation
      Notes (Cost $694,323).....                   742,708
                                              ------------

----------------------------------------------------------
                                   Number        Market
                                     of          Value
                                   Shares       (Note A)

RIGHTS -- 0.0%
----------------------------------------------------------
  THAILAND -- 0.0%
    TelecomAsia Corporation
      Public Co., Ltd.
      (Foreign) -- Rights**.....     27,884   $          0
                                              ------------
    Total Rights (Cost $0)......                         0
                                              ------------
----------------------------------------------------------
  TOTAL INVESTMENTS (COST
    $21,776,762)................      88.1%   $ 23,695,931
  Other Assets in Excess of
    Liabilities.................      11.9%      3,191,241
                                 ----------   ------------
Net Assets......................     100.0%   $ 26,887,172
==========================================================
  The federal income tax basis and unrealized appreciation
  (depreciation) for all investments is as follows:

Basis.....................................  $ 21,776,762
                                            ============
Gross Appreciation........................  $  2,605,261
Gross Depreciation........................      (686,092)
                                            ------------
  Net Appreciation........................  $  1,919,169
                                            ============
**Non-income producing security.
 +Restricted security.

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                     DRIEHAUS EMERGING MARKETS GROWTH FUND
                      SCHEDULE OF INVESTMENTS BY INDUSTRY
                                 JUNE 30, 2000
                                  (UNAUDITED)
--------------------------------------------------------------------------------

                                         PERCENT OF
INDUSTRY                                 NET ASSETS
--------                                 ----------
Advertising Agencies...................      0.8%
Aerospace..............................      1.9%
Alternative Energy.....................      0.9%
Appliances.............................      0.8%
Banking................................      4.2%
Beverages..............................      3.2%
Broadcast & Publishing Services........      6.6%
Building Materials.....................      1.0%
Business & Publishing Services.........      2.3%
Clothing...............................      1.0%
Communications.........................      0.8%
Computer Manufacturers.................      3.1%
Consumer Durables/Multi-Industry.......      0.5%
Consumer Services/Multi-Industry.......      0.9%
Data Processing........................      0.2%
Electrical & Electronics...............      2.3%
Electrical Utilities...................      3.4%
Electronic Components..................      5.6%
Energy Sources.........................      3.7%
Finance/Multi-Industry.................      2.7%

                                         PERCENT OF
INDUSTRY                                 NET ASSETS
--------                                 ----------
Financial Services.....................      1.5%
Food & Household.......................      1.8%
Home Building..........................      0.9%
Investments............................      0.7%
Leisure & Tourism......................      1.2%
Merchandising..........................      0.6%
Oil....................................      3.8%
Other Computers........................      1.1%
Real Estate............................      0.9%
Retailing -- Foods.....................      0.7%
Semiconductors/Components..............      1.0%
Software & EDP Services................      4.0%
Steel..................................      1.0%
Technology/Multi-Industry..............      1.5%
Telecommunications.....................     10.3%
Telephone Utilities....................      6.5%
Textiles...............................      1.0%
Transportation -- Shipping.............      3.7%
Other Assets in Excess of
  Liabilities..........................     11.9%
                                           ------
TOTAL..................................    100.0%
                                           ======

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                     DRIEHAUS EMERGING MARKETS GROWTH FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 2000
                                  (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
    Investments, at market value (Cost $21,776,762).........    $23,695,931
    Foreign currency (Cost $943,293)........................        942,723
    Cash....................................................      3,889,236
    Receivables:
         Dividends..........................................         29,231
         Interest...........................................          7,011
         Investment securities sold.........................        875,450
         Fund shares sold...................................        350,000
    Prepaid expenses........................................          9,900
    Deferred organizational costs...........................         14,698
                                                                -----------
---------------------------------------------------------------------------
             TOTAL ASSETS...................................     29,814,180
                                                                -----------
---------------------------------------------------------------------------
LIABILITIES:
    Payables:
         Investment securities purchased....................      2,726,303
         Fund shares redeemed...............................         91,205
         Due to affiliates..................................         26,328
         Net unrealized depreciation on unsettled foreign
         currency forward contracts from transaction
         hedges.............................................            340
         Foreign taxes......................................          1,064
    Accrued expenses........................................         81,768
                                                                -----------
---------------------------------------------------------------------------
             TOTAL LIABILITIES..............................      2,927,008
                                                                -----------
---------------------------------------------------------------------------
NET ASSETS..................................................    $26,887,172
                                                                ===========
SHARES OUTSTANDING..........................................      1,465,400
                                                                ===========
NET ASSET VALUE PER SHARE...................................    $     18.35
                                                                ===========
===========================================================================
NET ASSETS CONSISTED OF THE FOLLOWING AT JUNE 30, 2000:
    Paid-in capital.........................................    $23,144,287
    Undistributed net investment loss.......................        (11,383)
    Undistributed net realized gain.........................      1,905,538
    Undistributed net realized foreign exchange loss........        (69,598)
    Unrealized foreign exchange loss........................           (841)
    Unrealized appreciation on investments..................      1,919,169
                                                                -----------
             NET ASSETS.....................................    $26,887,172
                                                                ===========
===========================================================================

     Notes to Financial Statements are an integral part of this Statement.

--------------------------------------------------------------------------------
                     DRIEHAUS EMERGING MARKETS GROWTH FUND
                            STATEMENT OF OPERATIONS
         FOR THE SIX MONTH PERIOD JANUARY 1, 2000 THROUGH JUNE 30, 2000
                                  (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT LOSS:
    Income:
         Dividends (net of non-reclaimable foreign taxes of
         $4,222)............................................    $   183,653
         Interest...........................................         40,896
                                                                -----------
---------------------------------------------------------------------------
           Total income.....................................        224,549
                                                                -----------
---------------------------------------------------------------------------
    Expenses:
         Investment advisory fee............................        141,559
         Administration fee.................................         57,000
         Professional fees..................................         20,083
         Federal and state registration fees................         13,495
         Custodian fee......................................         41,448
         Transfer agent fees................................         20,600
         Trustees' fees.....................................          3,947
         Amortization of organization costs.................          2,923
         Miscellaneous......................................         15,942
                                                                -----------
         Total expenses before fees waived and
         reimbursements.....................................        316,997
                                                                -----------
---------------------------------------------------------------------------
         Administration fee waived..........................        (42,512)
         Transfer agent fees waived.........................         (6,000)
         Expense reimbursement from advisor.................        (32,553)
                                                                -----------
           Total expenses net of fees waived and
           reimbursements...................................        235,932
                                                                -----------
---------------------------------------------------------------------------
             Net investment loss............................        (11,383)
                                                                -----------
---------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain from security transactions............        996,543
    Net realized foreign exchange loss......................        (69,598)
    Net change in unrealized foreign exchange loss..........         (1,862)
    Net change in unrealized appreciation of investments....     (2,022,905)
                                                                -----------
---------------------------------------------------------------------------
             Net realized and unrealized loss on
             investments....................................     (1,097,822)
                                                                -----------
---------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........    $(1,109,205)
                                                                ===========
===========================================================================

     Notes to Financial Statements are an integral part of this Statement.

--------------------------------------------------------------------------------
                     DRIEHAUS EMERGING MARKETS GROWTH FUND
                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                              For the six month period
                                                                   January 1, 2000
                                                                       through                  For the year
                                                                    June 30, 2000                   ended
                                                                     (unaudited)              December 31, 1999
-------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
    Operations:
        Net investment loss.................................         $   (11,383)                $   (80,321)
        Net realized and unrealized gain (loss) on
          investments.......................................          (1,097,822)                  5,716,937
                                                                     -----------                 -----------
-------------------------------------------------------------------------------------------------------------------
            Net increase (decrease) in net assets resulting
              from operations...............................          (1,109,205)                  5,636,616
                                                                     -----------                 -----------
-------------------------------------------------------------------------------------------------------------------
    Distributions to shareholders:
        Net investment income...............................                  --                          --
        Capital gains.......................................                  --                    (163,210)
                                                                     -----------                 -----------
            Total distributions to shareholders.............                  --                    (163,210)
                                                                     -----------                 -----------
-------------------------------------------------------------------------------------------------------------------
    Capital share transactions:
        Proceeds from shares sold...........................          23,303,752                   2,064,333
        Reinvestment of distributions.......................                  --                     163,210
        Cost of shares redeemed.............................          (5,844,389)                 (1,192,411)
                                                                     -----------                 -----------
            Net increase in net assets derived from capital
              share transactions............................          17,459,363                   1,035,132
                                                                     -----------                 -----------
            Total increase in net assets....................          16,350,158                   6,508,538
                                                                     -----------                 -----------
-------------------------------------------------------------------------------------------------------------------
NET ASSETS:
-------------------------------------------------------------------------------------------------------------------
    Beginning of period.....................................         $10,537,014                 $ 4,028,476
                                                                     -----------                 -----------
    End of period...........................................         $26,887,172                 $10,537,014
                                                                     ===========                 ===========
===================================================================================================================
    Capital share transactions are as follows:
        Shares issued.......................................           1,199,397                     196,288
        Shares reinvested...................................                  --                      10,709
        Shares redeemed.....................................            (307,823)                    (94,418)
                                                                     -----------                 -----------
            Net increase from capital share transactions....             891,574                     112,579
                                                                     ===========                 ===========
===================================================================================================================

     Notes to Financial Statements are an integral part of this Statement.

--------------------------------------------------------------------------------
                     DRIEHAUS EMERGING MARKETS GROWTH FUND
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

    The Table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                                         For the six                                               For the period
                                        month period                           For the three          from the
                                       January 1, 2000                         month period         commencement
                                           through         For the year       October 1, 1998      of operations
                                        June 30, 2000          ended              through        December 31, 1997
                                         (unaudited)     December 31, 1999   December 31, 1998        through
----------------------------------------------------------------------------------------------   September 30, 1998
Net asset value, beginning of
  period.............................     $ 18.36           $  8.73              $  7.56             $ 10.00
                                          -------           -------              -------             -------
  INCOME (LOSS) FROM INVESTMENT
    OPERATIONS:
  Net investment loss................       (0.01)            (0.14)               (0.03)              (0.03)
  Net gains (losses) on investments
    (both realized and unrealized)...          --             10.05                 1.20               (2.41)
                                          -------           -------              -------             -------
        Total income (loss) from
          investment operations......       (0.01)             9.91                 1.17               (2.44)
                                          -------           -------              -------             -------
  LESS DISTRIBUTIONS:
  Dividends from net investment
    income...........................          --                --                   --                  --
  Distributions from capital gains...          --             (0.28)                  --                  --
                                          -------           -------              -------             -------
        Total distributions..........          --             (0.28)                  --                  --
                                          -------           -------              -------             -------
Net asset value, end of period.......     $ 18.35           $ 18.36              $  8.73             $  7.56
                                          =======           =======              =======             =======
        Total Return.................       (0.05)%**        114.16%               15.48%**           (24.40)%**
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in
    000's)...........................     $26,887           $10,537              $ 4,028             $ 3,487
  Ratio of expenses to average net
    assets...........................        2.50%*+           2.58%+               2.75%*+             2.75%*+
  Ratio of net investment loss to
    average net assets...............       (0.12)%*+         (1.29)%+             (1.23)%*+           (0.49)%*+
  Portfolio turnover.................      170.78%**         366.53%               82.60%**           261.21%**
  Annualized portfolio turnover......      343.43%           366.53%              327.69%             349.24%

--------------------------------------------------------------------------------

 * Annualized

** Not Annualized

+ Such ratios are after administrative agent and transfer agent waivers and Adviser expense reimbursements, when applicable. PFPC Inc., the administrative agent and transfer agent, waived a portion of its fees. The Adviser agreed to absorb other operating expenses to the extent necessary to ensure that the total fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) will not exceed the fund's operating expense cap for the first forty-two months of its operations. For the period from December 31, 1997 (the commencement of operations) through May 31, 1999 the Fund's operating expense cap was 2.75% of average net assets. For the period June 1, 1999 through June 30, 2001 the operating expense cap has been reduced to 2.50% of average net assets.

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                             DRIEHAUS MUTUAL FUNDS
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

    The DRIEHAUS MUTUAL FUNDS (the "TRUST")is a registered management investment company, organized as a Delaware business trust with five separate series ("FUNDS"). The Trust was organized under an Agreement and Declaration of Trust dated May 31, 1996 and may issue an unlimited number of full and fractional units of beneficial interest (shares) without par value. The five series included in the trust are as follows:

                              Fund                              Commencement of Operations
  ----------------------------------------------------------------------------------------
  *DRIEHAUS INTERNATIONAL GROWTH FUND                                    10/28/96
  DRIEHAUS INTERNATIONAL DISCOVERY FUND                                  12/31/98
  DRIEHAUS EUROPEAN OPPORTUNITY FUND                                     12/31/98
  DRIEHAUS ASIA PACIFIC GROWTH FUND                                      12/31/97
  DRIEHAUS EMERGING MARKETS GROWTH FUND                                  12/31/97
  ----------------------------------------------------------------------------------------

* The DRIEHAUS INTERNATIONAL GROWTH FUND was the successor to the assets of the Driehaus International Large Cap Fund, L.P. (the "Partnership"), a Limited Partnership organized on July 1, 1990.

                      ------------------------------------

    The investment objective of the FUNDS is to maximize capital appreciation.

    The DRIEHAUS INTERNATIONAL GROWTH FUND seeks to achieve its objective by investing primarily in equity securities of foreign companies.

    The DRIEHAUS INTERNATIONAL DISCOVERY FUND seeks to achieve its objective by investing primarily in equity securities of foreign companies with market capitalizations of less than $1.5 billion.

    The DRIEHAUS EUROPEAN OPPORTUNITY FUND seeks to achieve its objective by investing primarily in equity securities of European companies.

    The DRIEHAUS ASIA PACIFIC GROWTH FUND seeks to achieve its objective by investing primarily in equity securities of Asia Pacific companies.

    The DRIEHAUS EMERGING MARKETS GROWTH FUND seeks to achieve its objective by investing primarily in the equity securities of emerging market companies.

FISCAL YEAR END

    The fiscal year end for the FUNDS is December 31.

SECURITIES VALUATION AND TRANSACTIONS

    Depending upon local convention or regulation, equity securities may be valued at the last sale price, last bid or asked price, or the mean between the last bid and asked prices as of, in each case, the close of the appropriate exchange or other designated time. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees. At June 30, 2000, there were no securities for which market quotations were not available, except for equity participation notes (See Note C).

    Securities transactions are accounted for on trade date. The cost of investments sold is determined by the use of specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis. Dividend income, net of non-reclaimable foreign taxes withheld, is recorded on the ex-dividend date.

    The FUNDS determine income and expenses, daily. This change in net asset value is allocated daily.

FEDERAL INCOME TAXES

    No provision is made for Federal income taxes since the FUNDS have already elected to be taxed as a "regulated investment company" under Subchapter M of the Internal Revenue Code and have made and declared all the required distributions to their shareholders in amounts sufficient to relieve the FUNDS from all or substantially all Federal income and excise taxes under provisions of current Federal tax law.

    The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles.

--------------------------------------------------------------------------------
                             DRIEHAUS MUTUAL FUNDS
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

    To the extent these book and tax differences are permanent in nature, such amounts are classified among paid-in-capital in excess of par value, undistributed net investment income and undistributed net realized gain (loss) on investments.

FOREIGN CURRENCY TRANSLATION

    Foreign currency is translated into U.S. dollar values based upon the current rates of exchange on the date of the FUNDS' valuations.

    Net realized foreign exchange gains or losses which are reported by the FUNDS result from currency gains and losses on transaction hedges arising from changes in exchange rates between the trade and settlement dates on forward contracts underlying securities transactions, and the difference between the amounts accrued for dividends, interest, and foreign taxes and the amounts actually received or paid in U.S. dollars for these items. Net unrealized foreign exchange gains and losses result from changes in the U.S. dollar value of assets and liabilities (other than investments in securities), which are denominated in foreign currencies, as a result of changes in exchange rates.

    Net realized foreign exchange gains or losses on portfolio hedges result from the non-speculative use of forward contracts with respect to portfolio positions denominated or quoted in a particular currency in order to reduce or limit exposure in that currency. The FUNDS had no portfolio hedges during the six months ended June 30, 2000.

    The FUNDS do not isolate that portion of the results of operations which results from fluctuations in foreign exchange rates on investments held. These fluctuations are included with the net realized and unrealized gains or losses which result from changes in the market prices of investments.

                      ------------------------------------

DEFERRED ORGANIZATION COSTS

    Organization costs incurred by the DRIEHAUS INTERNATIONAL GROWTH FUND, the DRIEHAUS ASIA PACIFIC GROWTH FUND, and the DRIEHAUS EMERGING MARKETS GROWTH FUND have been deferred and are amortized over a period of 60 months. The FUNDS' remaining amortization periods for these costs are as follows:

                            Fund                                Remaining Amortization Period
---------------------------------------------------------------------------------------------
DRIEHAUS INTERNATIONAL GROWTH FUND                                        15 Months
DRIEHAUS ASIA PACIFIC GROWTH FUND                                         30 Months
DRIEHAUS EMERGING MARKETS GROWTH FUND                                     30 Months


---------------------------------------------------------------------------------------------

USE OF ESTIMATES

    The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of net increases or decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

B. INVESTMENT ADVISORY FEES,
   TRANSACTIONS WITH AFFILIATES, AND
   ADMINISTRATIVE FEES

    Richard H. Driehaus, the Chairman of the Board and President of the TRUST, is also the Chairman of the Board, sole director, and sole shareholder of Driehaus Capital Management, Inc., a registered investment adviser, and of Driehaus Securities Corporation, a registered broker-dealer.

    Driehaus Capital Management, Inc. ("DCM") serves as the FUNDS' investment adviser. In return for its services to the FUNDS, DCM receives a monthly fee, computed and accrued daily at an annual rate of 1.5% of each FUND'S average net assets.

    Upon commencement of operations, DCM agreed to absorb other operating expenses to the extent necessary to ensure that total operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and extraordinary expenses) for the DRIEHAUS INTERNATIONAL DISCOVERY FUND, the DRIEHAUS EUROPEAN OPPORTUNITY FUND, the DRIEHAUS ASIA PACIFIC GROWTH FUND, and the DRIEHAUS EMERGING MARKETS GROWTH FUND will not exceed, 2.50%, 2.10%, 2.95%, and 2.75%,

--------------------------------------------------------------------------------
                             DRIEHAUS MUTUAL FUNDS
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

respectively, of the average net assets of each FUND on an annual basis, for the period beginning with the effective date of each FUND'S registration statement through May 31, 1999. Effective June 1, 1999, the current expense caps for the DRIEHAUS INTERNATIONAL DISCOVERY FUND, the DRIEHAUS EUROPEAN OPPORTUNITY FUND, the DRIEHAUS ASIA PACIFIC GROWTH FUND, and the DRIEHAUS EMERGING MARKETS GROWTH FUND are 2.40%, 2.10%, 2.50%, and 2.50%, respectively, of the average net assets of each FUND on an annual basis. The expense cap for each FUND will remain at this current rate until June 30, 2001.

                      ------------------------------------

    The expense caps and amounts accrued and payable to DCM during the six months ended June 30, 2000 are as follows:

                                                                 Advisory Fees               Expense Cap
                                                                    Payable        January 1, 1999   June 1, 1999
                                                                (included in due         to               to
                     Fund                       Advisory Fees    to affiliates)     May 31, 1999     June 30, 2000
------------------------------------------------------------------------------------------------------------------
DRIEHAUS INTERNATIONAL GROWTH FUND               $3,400,466         $504,467               Not Applicable
DRIEHAUS INTERNATIONAL DISCOVERY FUND               403,646           76,802            2.50%            2.40%
DRIEHAUS EUROPEAN OPPORTUNITY FUND                  421,423           73,067            2.10%            2.10%
DRIEHAUS ASIA PACIFIC GROWTH FUND                   293,313           54,712            2.95%            2.50%
DRIEHAUS EMERGING MARKETS GROWTH FUND               141,559           26,328            2.75%            2.50%
------------------------------------------------------------------------------------------------------------------

    Driehaus Securities Corporation ("DSC") is the FUNDS' distributor.

    DSC also acts as a broker for the FUNDS for domestically traded securities. For the six months ended June 30, 2000, the FUNDS paid the following brokerage commissions:

                                                               Total          Commissions       Shares Traded
                          Fund                              Commissions       Paid to DSC        through DSC
-------------------------------------------------------------------------------------------------------------
DRIEHAUS INTERNATIONAL GROWTH FUND                          $3,586,146         $192,169           6,149,239
DRIEHAUS INTERNATIONAL DISCOVERY FUND                          608,552           32,823           1,009,695
DRIEHAUS EUROPEAN OPPORTUNITY FUND                             628,223            3,798             330,054
DRIEHAUS ASIA PACIFIC GROWTH FUND                              857,341           37,531             717,710
DRIEHAUS EMERGING MARKETS GROWTH FUND                          253,351           39,640             808,956
-------------------------------------------------------------------------------------------------------------

    A portion of these commissions are, in turn paid by DSC to third parties for clearing and floor brokerage services.
                      ------------------------------------

    Certain officers of the TRUST are also officers of the Adviser. No such officers received compensation from the FUNDS.

    PFPC Inc., an indirect subsidiary of PNC Bank Corp., serves as the FUNDS' administrative and accounting agent. In compensation for its services, PFPC receives the larger of a monthly minimum fee and a monthly fee based upon average net assets. PFPC has agreed to waive its minimum fees during the first twenty-four months of operations for the DRIEHAUS INTERNATIONAL DISCOVERY FUND, the DRIEHAUS EUROPEAN OPPORTUNITY FUND, the DRIEHAUS ASIA PACIFIC GROWTH FUND, and the DRIEHAUS EMERGING MARKETS GROWTH FUND. Subsequent to the respective FUNDS' initial twenty-four month periods of operations, PFPC Inc. has agreed to phase-in their monthly minimum administrative fees for the FUNDS.

    For the six months ended June 30, 2000, $19,326, $17,667, $29,624, and
$42,512 of these fees have been waived by PFPC Inc. for the DRIEHAUS INTERNATIONAL DISCOVERY FUND, the DRIEHAUS EUROPEAN OPPORTUNITY FUND, the DRIEHAUS ASIA PACIFIC GROWTH FUND, and the DRIEHAUS EMERGING MARKETS GROWTH FUND, respectively.

    PFPC Inc. also acts as the transfer agent and dividend dispensing agent for the FUNDS. PFPC Inc. has agreed to waive a portion of its monthly fee for transfer agent service, for the first two years of operations, for the DRIEHAUS INTERNATIONAL DISCOVERY FUND, the DRIEHAUS EUROPEAN OPPORTUNITY FUND, the DRIEHAUS ASIA PACIFIC GROWTH FUND, and the DRIEHAUS EMERGING MARKETS GROWTH FUND. For the six months ended June 30, 2000, PFPC, Inc. waived $15,600 for the DRIEHAUS INTERNATIONAL DISCOVERY FUND and the DRIEHAUS EUROPEAN OPPORTUNITY

--------------------------------------------------------------------------------
                             DRIEHAUS MUTUAL FUNDS
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

FUND and $6,000 for the DRIEHAUS ASIA PACIFIC GROWTH FUND and the DRIEHAUS EMERGING MARKETS GROWTH FUND. Subsequent to the respective FUNDS' initial two years of operations, PFPC Inc. has agreed to phase-in that portion of its monthly transfer agency fee which was previously waived.

                      ------------------------------------

C. DERIVATIVES AND OTHER FINANCIAL
   INSTRUMENTS

    At June 30, 2000, the FUNDS had foreign currency forward contracts outstanding under which they are obligated to exchange currencies at specified future dates. At June 30, 2000, the FUNDS' currency transactions are limited to transaction hedges.

    The contractual amounts of foreign currency forward contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. Risks arise from the possible inability of counter parties to meet the terms of their contracts and from movements in currency values.

    The FUNDS had the following outstanding contracts at June 30, 2000:

DRIEHAUS INTERNATIONAL GROWTH FUND
Transaction Hedges:

Foreign Currency Purchases:

                                                                    Unrealized
                                                                   Appreciation
US Dollars                                       Settlement       (Depreciation)
   Sold         Foreign Currency Purchased          Date         at June 30, 2000
-----------------------------------------------------------------------------------
$  914,366       957,295   Euro                    July 2000        $   3,116
   846,544       886,289   Euro                    July 2000            1,910
   479,719       502,242   Euro                    July 2000            1,083
 2,499,767    19,485,761   Hong Kong Dollar        July 2000              183
   234,383     1,827,025   Hong Kong Dollar        July 2000               17
 4,096,368   435,116,177   Japanese Yen            July 2000          (49,570)
 3,435,399   364,908,036   Japanese Yen            July 2000          (52,206)
 1,574,123   167,203,352   Japanese Yen            July 2000          (23,921)
 1,247,424   132,501,427   Japanese Yen            July 2000          (18,956)
   735,242    78,097,421   Japanese Yen            July 2000           (8,897)
   711,958    75,624,206   Japanese Yen            July 2000           (8,615)
    32,161        21,244   Pound Sterling          July 2000             (106)
                                                                    ---------
                                                                    $(155,962)
-----------------------------------------------------------------------------------

Foreign Currency Sales:

                                                              Unrealized
                                                             Appreciation
US Dollars                                 Settlement       (Depreciation)
Purchased       Foreign Currency Sold         Date         at June 30, 2000
-----------------------------------------------------------------------------
$  328,869     487,276   Canadian Dollar     July 2000        $    (339)
   168,912     250,272   Canadian Dollar     July 2000               42
    89,195     132,157   Canadian Dollar     July 2000              (20)
 1,101,395   1,152,830   Euro                July 2000           (3,901)
   846,347     885,871   Euro                July 2000             (783)
   485,583     508,381   Euro                July 2000             (943)
   297,877     311,788   Euro                July 2000             (275)
    52,864      55,346   Euro                July 2000             (103)
                                                              ---------
                                                              $  (6,322)
                                                              ---------
                         Net unrealized depreciation          $(162,284)
                                                              =========
-----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             DRIEHAUS MUTUAL FUNDS
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

DRIEHAUS INTERNATIONAL DISCOVERY FUND
Transaction Hedges:

Foreign Currency Purchases:

                                                                 Unrealized
                                                                Appreciation
US Dollars                                    Settlement       (Depreciation)
   Sold        Foreign Currency Purchased        Date         at June 30, 2000
--------------------------------------------------------------------------------
 $140,117       233,365   Australian Dollar     July 2000         $   (65)
  188,436       197,283   Euro                  July 2000             366
  135,567    14,399,910   Japanese Yen          July 2000          (1,641)
  131,282    13,944,770   Japanese Yen          July 2000          (1,995)
  425,666       692,163   Swiss Franc           July 2000           2,066
                                                                  -------
                                                                  $(1,269)
--------------------------------------------------------------------------------

Foreign Currency Sales:

                                                              Unrealized
                                                             Appreciation
US Dollars                                 Settlement       (Depreciation)
Purchased       Foreign Currency Sold         Date         at June 30, 2000
-----------------------------------------------------------------------------
 $    680      1,132   Australian Dollar     July 2000         $     0
   29,753    487,568   Estonian Kroon        July 2000             (95)
  630,764    660,378   Euro                  July 2000          (1,225)
  316,198    330,408   Euro                  July 2000            (824)
  115,855    121,294   Euro                  July 2000            (225)
   43,418     45,456   Euro                  July 2000             (98)
                                                               -------
                                                               $(2,467)
                                                               -------
                       Net unrealized depreciation             $(3,736)
                                                               =======
-----------------------------------------------------------------------------

DRIEHAUS EUROPEAN OPPORTUNITY FUND
Transaction Hedges:

Foreign Currency Sales:

                                                            Unrealized
                                                           Appreciation
US Dollars                               Settlement       (Depreciation)
Purchased      Foreign Currency Sold        Date         at June 30, 2000
---------------------------------------------------------------------------
 $408,660    427,847   Euro                July 2000         $  (922)
  332,736    348,358   Euro                July 2000            (646)
  289,799    303,405   Euro                July 2000            (563)
  221,121    231,503   Euro                July 2000            (152)
                                                             -------
                                                             $(2,283)
                                                             -------
                       Net unrealized depreciation           $(2,283)
                                                             =======
---------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             DRIEHAUS MUTUAL FUNDS
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

DRIEHAUS ASIA PACIFIC GROWTH FUND
Transaction Hedges:

Foreign Currency Sales:

                                                                Unrealized
                                                               Appreciation
US Dollars                                   Settlement       (Depreciation)
Purchased        Foreign Currency Sold          Date         at June 30, 2000
-------------------------------------------------------------------------------
 $382,119    40,588,660   Japanese Yen         July 2000          $5,807
   67,337       116,424   Singapore Dollar     July 2000             (32)
                                                                  ------
                                                                  $5,775
                                                                  ------
                          Net unrealized appreciation             $5,775
                                                                  ======
-------------------------------------------------------------------------------

DRIEHAUS EMERGING MARKETS GROWTH FUND
Transaction Hedges:

Foreign Currency Purchases:

                                                             Unrealized
                                                            Appreciation
US Dollars                                Settlement       (Depreciation)
   Sold      Foreign Currency Purchased      Date         at June 30, 2000
----------------------------------------------------------------------------
 $117,737      480,709   Israel Shekel      July 2000          $(228)
  116,898      477,284   Israel Shekel      July 2000           (227)
   28,604      281,551   Mexican Pesos      July 2000             (3)
   50,640    1,986,296   Thailand Bahts     July 2000           (108)
                                                               -----
                                                               $(566)
----------------------------------------------------------------------------

Foreign Currency Sales:

                                                               Unrealized
                                                              Appreciation
US Dollars                                  Settlement       (Depreciation)
Purchased       Foreign Currency Sold          Date         at June 30, 2000
------------------------------------------------------------------------------
 $75,777     514,949   South African Rand     July 2000          $ 174
  65,988     448,425   South African Rand     July 2000             98
  10,256      69,694   South African Rand     July 2000            (46)
                                                                 -----
                                                                 $ 226
                                                                 -----
                       Net unrealized depreciation               $(340)
                                                                 =====
------------------------------------------------------------------------------

    The FUNDS occasionally invest in equity participation notes which allow the FUNDS to participate in the appreciation (depreciation) of the underlying security without actually owning the underlying security. These instruments were purchased pursuant to an agreement with a financial institution and are being valued at a calculated market price based on the value of the underlying security in accordance with the agreement. At June 30, 2000, the DRIEHAUS INTERNATIONAL DISCOVERY FUND, the DRIEHAUS ASIA PACIFIC GROWTH FUND, and the DRIEHAUS EMERGING MARKETS GROWTH FUND had unrealized appreciation of $173,255, $37,994, and $48,385, respectively, as a result of their investment in these financial instruments. The aggregate market values of these notes for the DRIEHAUS INTERNATIONAL DISCOVERY FUND, the DRIEHAUS ASIA PACIFIC GROWTH FUND, and the DRIEHAUS EMERGING MARKETS GROWTH FUND represented 1.3%, 6.0%, and 3.1%, respectively, of their total market values at June 30, 2000.

--------------------------------------------------------------------------------
                             DRIEHAUS MUTUAL FUNDS
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

D. INVESTMENT TRANSACTIONS

    The aggregate purchases and sales of investments securities, other than short-term obligations, for the six months ended June 30, 2000, were as follows:

                            Fund                                 Purchases            Sales
-----------------------------------------------------------------------------------------------
DRIEHAUS INTERNATIONAL GROWTH FUND                              $734,285,906       $737,315,434
DRIEHAUS INTERNATIONAL DISCOVERY FUND                            122,373,538         82,199,817
DRIEHAUS EUROPEAN OPPORTUNITY FUND                               143,154,358        106,740,696
DRIEHAUS ASIA PACIFIC GROWTH FUND                                122,249,571        117,067,196
DRIEHAUS EMERGING MARKETS GROWTH FUND                             43,206,660         28,505,461
-----------------------------------------------------------------------------------------------

E. RESTRICTED SECURITIES

    Restricted securities are securities that are not registered for sale under the Securities Act of 1933 ("1933 Act") or applicable foreign law and that may be re-sold only in transactions exempt from applicable registration. Restricted securities include rule 144A securities which may be sold normally to qualified institutional buyers. At June 30, 2000, the DRIEHAUS EMERGING MARKETS GROWTH FUND held restricted securities, other than equity participation notes, whose aggregate market value of $796,320 represented 3.4% of the total market value of the fund. In addition, since an investment in equity participation notes (see Note C) represents an agreement entered into with a financial institution, with terms set by such financial institution, these instruments are also deemed to be restricted.

F. LINES OF CREDIT

    The FUNDS have a twenty-five million dollar committed line of credit. This line of credit is available primarily to meet large, unexpected shareholder withdrawals. The DRIEHAUS EUROPEAN OPPORTUNITY FUND and the DRIEHAUS ASIA PACIFIC GROWTH FUND incurred $2,257 and $11,104, respectively, of interest expense related to borrowings on the line of credit. At June 30, 2000, the FUNDS had no outstanding borrowings.

G. OFF BALANCE SHEET RISKS

    The FUNDS' investments in foreign securities may entail risks due to the potential for political and economic instability in the countries where the issuers of these securities are located. In addition, foreign exchange fluctuations could affect the value of positions held. These risks are generally intensified in emerging markets. It is the Advisor's policy to continuously monitor its exposure to these risks.